Draft

                SALOMON SMITH BARNEY HOLDINGS INC.

             Medium-Term Notes, Series H and Series I
           Euro-Medium-Term Notes, Series H and Series I

                  GLOBAL SELLING AGENCY AGREEMENT


                                                   December 5, 1997
                        New York, New York

Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Smith Barney Inc.
388 Greenwich Street
New York, New York 10013
(together with Salomon Brothers Inc,
the "U.S. Agents")

Salomon Brothers International Limited
Victoria Plaza
111 Buckingham Palace Road
London SW1W 0SB
ENGLAND

Salomon Brothers Hong Kong Limited
Three Exchange Square
Suite 1802
HONG KONG
(together with Salomon Brothers International Limited, the "International Agents")

Salomon Brothers Aktiengesellschaft
Kaiserstrasse 29
D 60311 Frankfurt am Main 1
GERMANY
(the "DM Agent")

Ladies and Gentlemen:

           Salomon Smith Barney Holdings Inc., a Delaware corporation (formerly known as Salomon Inc, the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $11,710,346,786 (or the equivalent thereof in one or more foreign currencies, foreign currency units or composite currencies) aggregate principal amount of its Medium-Term Notes, Series H and Series I, in registered form (the "Medium-Term Notes") and Euro-Medium-Term Notes, Series H and Series I, in bearer form (the "Euro Medium-Term Notes"; and together with the Medium-Term Notes, the "Notes"). It is understood that the Company may from time to time authorize the issuance and sale of additional amounts of the Notes and that such Notes may be issued and sold pursuant to the terms of this Agreement, all as though the issuance and sale of such Notes were authorized by the Company as of the date hereof. The Notes may be denominated in U.S. dollars, foreign currencies or composite currencies (the "Specified Currency") as may be specified in the applicable Pricing Supplement (as defined herein) relating to any particular issue of Notes.

           The Notes, Series H will be issued under an indenture (the "Senior Debt Indenture") dated as of December 1, 1988, as amended from time to time, between the Company and Citibank, N.A., as trustee. The Notes, Series I will be issued under an indenture (the "Subordinated Debt Indenture"; and together with the Senior Debt Indenture, the "Indentures") dated as of December 1, 1988, as amended from time to time, between the Company and Bankers Trust Company, as trustee (together with Citibank, N.A., the "Trustees"). Unless otherwise specifically provided for and set forth in a supplement to the Prospectus referred to below, the Medium-Term Notes will be issued in minimum denominations of $1,000 (or the approximate equivalent thereof in the Specified Currency) and in denominations exceeding such amount by integral multiples of $1,000 (or the approximate equivalent thereof in the Specified Currency) and will be issued only in fully registered form, and the Euro Medium-Term Notes will be issued in minimum denominations of U.S. $10,000 (or the approximate equivalent thereof in the Specified Currency) and in denominations exceeding such amount by integral multiples of $1,000 (or the approximate equivalent thereof in the Specified Currency) and will be issued only in bearer form, and the Notes will have the interest rates, maturities, redemption provisions and other terms set forth in the applicable Pricing Supplement (as defined herein).

           The Medium-Term Notes will be issued, and the terms thereof established, in accordance with the Indentures and the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "U.S. Procedures") (unless a Terms Agreement (as defined in Section 2(b)) modifies or otherwise supersedes such U.S. Procedures with respect to the Medium-Term Notes issued pursuant to such Terms Agreement). The U.S. Procedures may only be amended by written agreement of the Company and the U.S. Agents after notice to, and with the approval of, the Trustees. The Euro Medium-Term Notes will be issued, and the terms thereof established, in accordance with the Indentures and the Euro Medium-Term Notes Administrative Procedures attached hereto as Exhibit B (the "Euro Procedures") (unless a Terms Agreement modifies or otherwise supersedes such Euro Procedures with respect to the Euro Medium-Term Notes issued pursuant to such Terms Agreement). The Euro Procedures may only be amended by written agreement of the Company and the International Agents after notice to, and with the approval of, the Trustees. Any amendment of the U.S. Procedures or of the Euro Procedures relating to Notes denominated in Deutsche Marks ("DMs") or paying principal or interest in DMs (collectively, "DM Notes") shall require the approval of the DM Agent.

           For purposes of this Agreement, the term "Agent" shall refer to any one of you and to any additional agents appointed as a party to this Agreement pursuant to Section 2(b) hereof, and the terms "U.S. Agents", "International Agent" and "DM Agent" shall refer to such of you as are indicated on the cover page of this Agreement and any such additional Agents appointed as such pursuant to Section 2(c) hereof, each acting solely in its capacity as agent for the Company pursuant to Section 2(a) and not as principal; the term "Purchaser" shall refer to one of you acting solely as principal pursuant to Section 2(b) and not as agent; and the term "you" shall refer to you and any other Agent collectively, whether at any time any one of you is acting in both such capacities or in either such capacity. In acting under this Agreement, in whatever capacity, each of you is acting individually and not jointly.

           1. Representations and Warranties. The Company represents and warrants to, and agrees with, each of you as set forth below in this Section 1.

           (a) Registration Statements (File Nos. 333-01807 and 333-38931) in respect of $11,710,346,786 aggregate principal amount of securities of the Company, including the Notes, have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the forms heretofore delivered or to be delivered to each of you, excluding exhibits to such registration statements but including all documents incorporated by reference therein, have been declared effective by the Commission in such forms; no other document with respect to such registration statements (other than a document incorporated by reference therein) has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of either registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in the Second Registration Statement (as defined herein) or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"); the various parts of each registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement at the time such part of such registration statement became effective but excluding the Statements of Eligibility under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), pertaining to the Indenture (the "Forms T-1"), each as amended at the time such part became effective, being hereinafter collectively called (i) in the case of Registration Statement No. 333-01807, the "First Registration Statement" and (ii) in the case of Registration Statement No. 333-338931, the "Second Registration Statement;" the First Registration Statement and the Second Registration Statement being hereinafter called the "Registration Statements;" the form of basic prospectus relating to the offering and sale of Debt Securities and Index Warrants included in the Second Registration Statement, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement being hereinafter from time to time called the "Basic Prospectus;" the supplement to the Prospectus relating to the Medium-Term Notes and the plan of distribution thereof being hereinafter called the "U.S. Prospectus Supplement," the supplement to Prospectus relating to the Euro Medium-Term Notes and the plan of distribution thereof being hereinafter called the "Euro Prospectus Supplement"; and together with the U.S. Prospectus Supplement, the "Prospectus Supplements," and the Basic Prospectus (including the U.S. Prospectus Supplement or the Euro Prospectus Supplement, as the case may be), being hereinafter called the "Prospectus". Any reference herein to the Prospectus, a Preliminary Prospectus or any Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Prospectus, Preliminary Prospectus or Prospectus Supplement, as the case may be; any reference to any amendment or supplement to any Prospectus, Preliminary Prospectus or Prospectus Supplement, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Notes (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Prospectus, Preliminary Prospectus or Prospectus Supplement, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Prospectus or Prospectus Supplement, as the case may be; any reference to any amendment to either Registration Statement shall be deemed to include any report of the Company filed pursuant to the Exchange Act after the effective date of such Registration Statement that is incorporated by reference in such Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented in relation to the Notes sold pursuant to this Agreement, in the


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


form in which it is filed with the Commission pursuant to Rule
424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing);

           (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

           (c) Each Registration Statement and the Prospectus, and any amendment thereof or supplement thereto, and the Indenture, conform or will conform in all material respects with the applicable requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder;

           (d) The First Registration Statement as of its effective date did not, and the Second Registration Statement, as amended as of any time, did not and will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and the Prospectus, as amended and supplemented as of any such time, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Second Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of any Agent specifically for use in the Second Registration Statement and the Prospectus or any amendment thereof or supplement thereto;

           (e) The Notes have been duly authorized and, when executed and authenticated in accordance with the Indenture and delivered to and duly paid for by the purchasers thereof, will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms and entitled to the benefits of the Indenture (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law); the Indenture has been duly authorized by the Company and qualified under the Trust Indenture Act; and the Indenture conforms to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Notes.

           (f) Since the date of the most recent financial statements included in the Prospectus, as amended or supplemented, there has not been any material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.

           2. Appointment of Agents. (a) Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes to any of you acting as principal at a discount for its own account or for resale to one or more investors or other dealers and the Company's right to sell Notes directly to investors on its own behalf or through other agents, the Company hereby appoints and authorizes the U.S. Agents, the International Agents and the DM Agent to act as its agents


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


to solicit offers for the purchase of all or part of the Medium-Term Notes, Euro Medium-Term Notes and DM Notes, respectively, from the Company; provided, however, that the Company will place DM Notes only through the DM Agent, acting as agent, and the DM Agent may itself place DM Notes with the U.S. Agents or the International Agents; and provided, further, that only the International Agents and DM Agent may solicit offers for the purchase of Euro Medium-Term Notes.

           Following the Commencement Date (referred to below), the Company shall notify each Agent from time to time as to the commencement of a period during which the Notes may be offered and sold by the Agents (each period, commencing with such a notification and ending at such time as the authorization for offers and sales through the Agents shall have been suspended by the Company or the Agents as provided hereunder, being herein referred to as an "Offering Period"). The initial Offering Period shall begin on December 5, 1997 (the "Commencement Date"). On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the U.S. Agents, the International Agents and the DM Agent agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase Medium-Term Notes, Euro Medium-Term Notes and DM Notes, respectively, from the Company upon the terms and conditions set forth in the applicable Prospectus (and any supplement thereto) and in the U.S. or Euro Procedures, as applicable. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer or indication of interest to purchase Notes received by such Agent as Agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. In soliciting offers to purchase the Notes in its capacity as agent of the Company, each Agent is acting solely as agent for the Company, and not as principal, and does not assume any obligation toward or relationship of agency or trust with any purchaser of the Notes (other than any such obligation or relationship which the Agent assumes independently of this Agreement). Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any of you may purchase Notes as principal pursuant to Section 2(b).

           The Company reserves the right, in its sole discretion, to instruct the U.S. Agents, the International Agents and the DM Agent to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of instructions from the Company, the U.S. Agents, the International Agents or the DM Agent (or any or all of them), as the case may be, will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

           The Company agrees to pay each Agent a commission, on the Settlement Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company; provided, however, in the case of any DM Notes, such amount shall be divided between the DM Agent and the other Agent, if any, that solicited the sale of such Note, in such proportion as may be agreed upon by the DM Agent and such other Agent. Such commission shall be payable as specified in the U.S. or Euro Procedures, as applicable. Without the prior approval of the

Company, no Agent (acting on an agency basis) may reallow any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes.

           Subject to the provisions of this Section and to the U.S. or Euro Procedures, as applicable, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent shall deem advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement is in effect the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent.

           If the Company defaults in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall indemnify and hold each of you harmless against any loss, claim or damage arising from or as a result of such default by the Company.

           (b) Subject to the terms and conditions stated herein, whenever the Company and any of you determine that the Company shall sell Notes directly to any of you as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale; provided, however, that any DM Notes will be sold to the DM Agent which may resell the DM Notes to the U.S. Agents or the International Agents. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement". Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, such other terms of the Notes as are applicable, the Settlement Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent public accountants as described in
Section 5(b). A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Agent. Any written Terms Agreement may be in the form attached hereto as Exhibit C. The Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.

           Each date of delivery of and payment for Notes to be purchased by any of you as principal or as agent or by any other purchaser is referred to herein as a "Settlement Date." Delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Settlement Date agreed to in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the U.S. or Euro Procedures, as applicable, unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

           Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

           (c) Additional Agents. Notwithstanding paragraph 2(a) above, the Company may from time to time appoint one or more additional financial institutions experienced in the distribution of securities as a U.S. Agent, DM Agent or International Agent under this Agreement, for the duration of this Agreement (subject to Section 7 hereof) or on an issue by issue basis, pursuant to a letter (an "Agent Accession Confirmation") substantially in the form of Exhibit D or Exhibit F to this Agreement, as appropriate, provided that any such additional party shall have first requested appointment as such upon the terms and conditions of this Agreement in writing to the Company pursuant to a letter (an "Agent Accession Letter") substantially in the form of Exhibit E or Exhibit G to this Agreement, as appropriate, whereupon it shall, subject to the terms and conditions of this Agreement, the relevant Agent Accession Letter and the relevant Agent Accession Confirmation, become a party to this Agreement as a U.S. Agent, a DM Agent, or an International Agent, as specified in the relevant Agent Accession Letter, vested with all the authority, rights and powers and subject to all the duties and obligations of an Agent as if originally named as an Agent hereunder. The Company shall promptly notify the Trustee and the other Agents of any such appointment, but only in the event that any such additional Agent is appointed for the duration of this Agreement.

           3. Offering and Sale of Notes. The U.S. Agents, the International Agents, the DM Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the U.S. or Euro Procedures, as the case may be.

           In connection with any offering of Euro Medium-Term Notes, either of the International Agents (or, in the case of DM Notes, the DM Agent) may act as stabilizing agent (the "Stabilizing Agent"), and as Stabilizing Agent may over-allot or effect transactions which stabilize or maintain the market price of the Euro Medium-Term Notes at a level which might not otherwise prevail. Such stabilizing, if commenced, may be discontinued at any time. The Stabilizing Agent, whose identity shall be disclosed in the applicable supplement to the Prospectus relating to such offering of Euro Medium-Term Notes, shall comply with all applicable laws.

           4. Agreements. (A) The Company agrees with each of you that:

           (a) At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Act: (i) prior to amending or supplementing either Registration Statement or the Prospectus, the Company will furnish each Agent and such Agent's counsel with a copy of each proposed amendment or supplement (other than an amendment or supplement to be made pursuant to incorporation by reference of a document filed under the Exchange Act, or a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes); and (ii) prior to filing any documents under the Exchange Act to be incorporated by reference into the Prospectus (other than documents relating solely to an offering of debt securities other than the Notes), the Company will notify each Agent and such Agent's counsel orally of the general subject matter of such filing and will furnish copies of such filings to each such Agent and Agent's counsel simultaneously with, or as promptly as practicable after, the filing of such documents with the Commission. Subject to the foregoing sentence, the Company will promptly cause the Prospectus together with each amendment thereof or supplement thereto to be mailed or otherwise transmitted to the Commission for filing pursuant to Rule 424(b) by an appropriate method or will promptly cause the Prospectus together with each amendment thereof or supplement thereto to be filed with the Commission pursuant to said Rule. If the Prospectus is amended or supplemented (other than by a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), each Agent shall be furnished with such information relating to such filing as it may reasonably request, and no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied that such amendment or supplement complies in all material respects with the provisions of the Act and the Exchange Act. At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Act, the Company will promptly advise each Agent of (i) the filing of any amendment or supplement to the Prospectus (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), (ii) the filing or effectiveness of any amendment to either Registration Statement, (iii) the receipt by the Company of comments from the Commission relating to or requests by the Commission for any amendment of either Registration Statement or any amendment of or supplement to the Prospectus or for any additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of either Registration Statement or the institution or threatening of any proceeding for that purpose and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. Upon any Agent's request, the Company will within a reasonable time inform such Agent of the aggregate principal amount of Notes registered under the Registration Statements that remain unissued.

           (b) Within the time during which a prospectus relating to the Notes is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the rules and regulations of the Commission thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if, in the opinion of the Company, during such period it is necessary to amend or supplement the Second Registration Statement or the Prospectus to comply with the Act, the Company will promptly notify each Agent to suspend the solicitation of offers to purchase the Notes in its capacity as Agent and to cease sales of any Notes it may then own as principal and, to the extent required under the provision in the last sentence of this subsection (b), the Company will promptly amend or supplement such Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance. If such amendment or supplement, and any documents, certificates, opinions and letters furnished to each Agent pursuant to subsections (j), (k) and (1) of this Section 4 in connection with the preparation and filing of such amendment or supplement are reasonably satisfactory in all respects to such Agent, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to such Registration Statement, such Agent will resume solicitation of offers to purchase Notes hereunder. Notwithstanding the foregoing, the Company shall not be required to comply with the provisions of subsection (b) of this Section 4 during any period from the time any Agent shall have been notified to suspend the solicitation of offers to purchase the Notes in its capacity as Agent (whether under this subparagraph (b) or otherwise under this Agreement) to the time the Company shall determine that solicitation of offers to purchase the Notes should be resumed; provided that if any such Agent holds any Notes as principal purchased pursuant to a Terms Agreement or otherwise pursuant to this Agreement, the Company shall comply with the provisions of subsection (b) of this Section 4 during the period when a Prospectus is required to be delivered pursuant to the Act.

           (c) The Company will (i) comply, in a timely manner, with all applicable requirements under the Exchange Act relating to the filing with the Commission of the Company's reports pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act and, if then applicable, of the Company's proxy statements pursuant to Section 14 of the Exchange Act.

           (d) The Company will use its best efforts to qualify the Notes for sale under the securities laws of such jurisdictions as any Agent reasonably designates, to maintain such qualifications in effect so long as required for the distribution of the Notes and, if requested by such Agent, to arrange for the determination of the legality of the Notes for purchase by institutional investors, except that the Company shall not be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

           (e) The Company will furnish to each Agent copies of the Registration Statements and the Prospectus (including all documents incorporated by reference therein), and all amendments of and supplements to the Registration Statements or the Prospectus which are filed with the Commission during the period in which a prospectus relating to the Notes is required to be delivered under the Act (including all documents filed by an amendment or supplement with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as such Agent may from time to time reasonably request.

           (f) So long as any of the Notes are outstanding, the Company agrees to furnish to each Agent, upon its reasonable request, as soon as available, all reports and financial statements filed by or on behalf of the Company with the Commission or any national securities exchange.

           (g) The Company will make generally available to its security holders and to each Agent as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which any amendment of or supplement to the Prospectus (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of debt securities other than the Notes) is filed pursuant to Rule 424 under the Act, which shall satisfy the provisions of Section 11(a) of the Act.

           (h) The Company shall, whether or not any sale of Notes is consummated or this Agreement is terminated, pay all expenses incident to the performance of its obligations under this Agreement and under any Terms Agreement, including, without limitation, the fees and disbursements of its accountants and counsel, the cost of printing (or other production) and delivery of the Registration Statements and the Prospectus, all amendments thereof and supplements thereto, the Indentures, and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements (including reasonable fees of counsel) incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of such jurisdictions as the Agent may designate, the fees and disbursements of the Trustees, the fees of any agency that rates the Notes, the fees and expenses in connection with any listing of the Notes on the Luxembourg Stock Exchange or such other securities exchange agreed to in writing by the Company, the fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc. and the reasonable fees and disbursements of Cleary, Gottlieb, Steen & Hamilton or Skadden, Arps, Slate, Meagher & Flom LLP, as counsel for the Agents, or other counsel reasonably satisfactory to each of the Agents and the Company, and such other expenses, including, without limitation, advertising expenses as may be agreed upon by the Agents and the

Company; provided, however, that with respect to any purchase of Notes by one of you as principal pursuant to a Terms Agreement, the fees and disbursements of Cleary, Gottlieb, Steen & Hamilton, Skadden, Arps, Slate, Meagher & Flom LLP, or other counsel to you shall not be paid by the Company.

           (i) During the term of this Agreement, the Company shall furnish to each Agent such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statements, the Prospectus, any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as any Agent may from time to time reasonably request and shall promptly notify each Agent orally, followed by written notice of any downgrading, or of its receipt of any notice of any intended downgrading, in the rating accorded any of the Company's securities by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or, if one of them no longer rates the securities of the Company, another "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g) (2) under the Act.

           (j) Each time either Registration Statement or the Prospectus is amended or supplemented (other than by a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), the Company will deliver or cause to be delivered forthwith to such Agent a certificate of the Company signed by either Co-Chairman of the Board, any Vice Chairman, the Treasurer or any Vice President and by the principal financial or accounting officer of the Company (or another officer or officers acceptable to such Agent), dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 5(b) (iii) that was last furnished to such Agent (either pursuant to Section 5(b) (iii) or pursuant to this Section 4(j)) are true and correct at the time of the effectiveness of such amendment or the time of filing of such supplement or document, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statements, as amended at the time of effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(b) (iii) but modified, if necessary, to relate to the Registration Statements, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate.

           (k) Each time either Registration Statement or the Prospectus is amended or supplemented (other than by a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), the Company shall furnish to or cause to be furnished forthwith to such Agent the written opinion of the General Counsel of the Company or other counsel reasonably satisfactory to such Agent dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to such Agent, to the effect set forth in Exhibit C hereto. In lieu of such opinion, counsel last furnishing such an opinion to such Agent may furnish to such Agent a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter and authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statements, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such letter).

           (l) Each time that either Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information (other than by a Pricing

Supplement or any amendment or supplement relating solely to an offering of securities other than the Notes), the Company shall cause Coopers & Lybrand L.L.P., its independent certified public accountants, (and to the extent necessary, as determined by the Company, Arthur Andersen LLP) forthwith to furnish such Agent a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement or document, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter of such independent public accountants referred to in
Section 5(b)(iv) hereof but modified to relate to the Registration Statements and Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if either Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information with respect to a fiscal quarter, Coopers & Lybrand L.L.P. (and Arthur Andersen LLP, if such firm is providing such a letter) may each limit the scope of such letter to the unaudited financial statements included in such amendment or supplement.

           (m) Each acceptance by the Company of an offer for the purchase of Notes and each sale of Notes to any of you as principal shall be deemed to be an affirmation that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct in all material respects at the time of such acceptance or sale, as the case may be, as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the purchaser or his agent, or an Agent, or any of you acting as principal, of the Notes relating to such acceptance, as the case may be, as though made at and as of such time (and it is understood that such representations and warranties shall relate to the Registration Statements and the Prospectus as amended and supplemented to each such time).

           (n) Anything to the contrary in this Section 4 notwithstanding, if, at the time of any required notice, amendment or supplement to the Registration Statement or the Prospectus, the Company shall have instructed the Agents to suspend solicitation of offers to purchase the Notes in each Agent's capacity as Agent of the Company and any Agent does not then hold any Notes acquired by it as principal pursuant to a Terms Agreement, the Company shall not be obligated to furnish or cause to be furnished any notice, certificate, opinion or letter otherwise required until such time as it shall determine that solicitation of offers to purchase the Notes should be resumed; and provided, further that, prior to resuming such solicitation the Agents shall be entitled to receive any such notices, certificates, opinions or letters not previously furnished, accurate as of the date of such notice, certificate, opinion or letter.

           (o) The Company and its affiliates will comply with the provisions of U.S. Treasury Regulations 1.163-5(c)(2)(i)(D)(1) and (2).

           (p) If any issue of Euro Medium-Term Notes is to be listed on the Luxembourg Stock Exchange, as specified in the applicable Pricing Supplement, the Company will use its best efforts to obtain the listing of such issue of Euro Medium-Term Notes on the Luxembourg Stock Exchange, to furnish to such Exchange all documents, information and undertakings that may be reasonably necessary in order to effect such listing, and to cause such listing to be continued so long as any of the Euro Medium-Term Notes of such issue remain outstanding.

           (q) The Company or its designated agent shall submit such reports or information as may be required from time to time by applicable law, regulations and guidelines promulgated by Japanese governmental and regulatory authorities in respect of the issue and purchase of Notes denominated in Japanese yen.

           (r) The Company will issue DM Notes in compliance with the guidelines of the German Federal Central Bank regarding the issue of DM-denominated debt securities (the "Guidelines").

           (B) Each of the International Agents and the DM Agent represents to and agrees with the Company that:

           (a) Except to the extent permitted under U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D) (the "D Rules"), (i) it has not offered or sold, and during the restricted period will not offer or sell, Euro Medium-Term Notes to a person who is within the United States or its possessions or to a United States person, and (ii) it has not delivered and will not deliver within the United States or its possessions definitive Euro Medium-Term Notes that are sold during the restricted period.

           (b) It has and throughout the restricted period will have in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Euro Medium-Term Notes are aware that such Euro-Medium-Term Notes may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules.

           (c) If it is a United States person, it represents that it is acquiring the Euro Medium-Term Notes for purposes of resale in connection with their original issuance and if it retains Euro Medium-Term Notes for its own account, it will only do so in accordance with the requirements of U.S.
Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6).

           (d) With respect to each of its affiliates that acquires Euro Medium-Term Notes from it for the purpose of offering or selling such Euro Medium-Term Notes during the restricted period, it repeats and confirms the representations and agreements contained in Sections 4(B)(a), (b) and (c) on such affiliate's behalf.

           Furthermore, the International Agents and DM Agent have not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of Euro
Medium-Term Notes, except with their affiliates or with the prior written consent of the Company.

           Terms used in this Section 4(B) have the meanings given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules. For these purposes, the "restricted period" with respect to a Euro Medium-Term Note generally ends upon the expiration of the 40-day period beginning on the issue date of such Euro Medium-Term Note, unless either International Agent or the DM Agent holds such Euro Medium-Term Note as part of an unsold allotment or subscription, in which case the "restricted period" continues for so long as such International Agent or the DM Agent holds such Euro Medium-Term Note.

           (e) The terms of Notes denominated in Japanese Yen that will be issued will be limited to those which have been recognized by Japanese authorities.

           (f) (i) It has not offered or sold and will not offer or sell prior to the date six months after their date of issue any Euro Medium-Term Notes, having a maturity of one year of greater, to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied with and will comply with all applicable provisions of the Financial
Services Act 1986 with respect to anything done by it in relation to the Euro Medium-Term Notes in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Euro
Medium-Term Notes to a person who is of a kind described in
Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on.

           (g) It will not offer, sell, resell or deliver any Notes to any person in any jurisdiction if such offer, sale, resale or delivery shall be prohibited by law or regulation.

           (C) Each Agent represents to and agrees with the Company that:

           (a) It has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell any Euro Medium-Term Notes in Japan or to a resident of Japan except pursuant to an exemption from the registration requirements of, and otherwise in compliance with the Securities and Exchange Law and other relevant laws and regulations of Japan. As used in this paragraph, "resident of Japan" means any person resident in Japan, including any corporation or other entity organized under the laws of Japan or located in Japan.

           (D) The DM Agent represents to and agrees with the Company that:

           (a) It is a credit institution according to the German
Banking Act; and

           (b) It will notify the German Federal Central Bank at the end of each month of the amounts, dates of issue and other terms of all DM Notes issued by the Company during such month and will provide such other information about DM Notes to the German Central Bank as may be required.

           5. Conditions to the Obligations of the Agents. Each Agent's obligations to solicit offers to purchase Notes as agent of the Company, any of your obligations to purchase Notes as principal pursuant to any Terms Agreement or otherwise and the obligation of any other Purchaser to purchase Notes from the Company will be subject to the accuracy in all material respects of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of any Agent's obligations to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of any Purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of purchase) and (in each case) to the following additional conditions precedent when and as specified:

           (a)  On the corresponding Settlement Date:

                (i) There shall not have occurred any change in or affecting particularly the business or properties of the Company and its subsidiaries from that set forth in the Second Registration Statement, as amended or supplemented, that, in the Agent's judgment, makes it impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus except, in the case of any purchase of Notes by any Agent as principal, as disclosed to such Agent in writing by the Company before it accepted the offer to purchase such Notes.

                (ii) (A) With respect to the Medium-Term Notes:
      There shall not have occurred any (x) suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange (whether U.S. or foreign) or in the over-the-counter market, (y) declaration of a general moratorium on commercial banking activities in New York by either federal or New York state authorities or exchange controls shall have been imposed by the United States or by any country the currency of which will be used to make any payment in respect of the Notes or
      (z) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency that, in the Agent's judgment, is material and adverse and, in the case of any of the events described in clauses (ii)(A)(x) through (z), such event makes it, in the Agent's judgment, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented, except, in the case of any purchase of Notes by any Agent as principal, for any such event occurring before the Company accepted the offer to purchase such Notes.

                     (B) With respect to the Euro Medium-Term
      Notes: There shall not have occurred any (x) suspension or material limitation of trading in securities generally on the New York Stock Exchange, London Stock Exchange or Luxembourg Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange (whether U.S. or foreign) or in the over-the-counter market, (y) declaration of a general moratorium on commercial banking activities in New York by either federal or New York state authorities or by bank regulatory authorities in London or Luxembourg, or exchange controls shall have been imposed by the United States or by any country the currency of which will be used to make any payment in respect of the Notes or
      (z) any outbreak or escalation of major hostilities in which the United States or the United Kingdom is involved, any declaration of war by Congress or Parliament or any other substantial national or international calamity or emergency that, in the Agent's judgment, is material and adverse and, in the case of any of the events described in clauses (ii)(B)(x) through (z), such event makes it, in the Agent's judgment, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented, except, in the case of any purchase of Notes by any Agent as principal, for any such event occurring before the Company accepted the offer to purchase such Notes.

                (iii) There shall not have been any downgrading, nor any notice given of any intended downgrading, in the rating accorded any of the Company's securities by Moody's Investor Service or Standard & Poor's Corporation or, if one of them no longer rates the securities of the Company, another "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g) (2) under the Act, except, in the case of any purchase of Notes by any Agent as principal, as disclosed to the Agent in writing by the Company before it accepted the offer to purchase such Notes.

           (b) On the Commencement Date and, if called for by any agreement by any Agent to purchase Notes as principal, on the corresponding Settlement Date:

                (i) The Company shall have furnished to each Agent the opinion of the General Counsel of the Company (or other counsel for the Company reasonably acceptable to the Agent) on the Commencement Date, and, on the Settlement Date will furnish the opinion of the

      General Counsel of the Company (or other counsel for the Company reasonably acceptable to such Agent) and, if called for by a Terms Agreement, the opinion of other counsel, dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit H hereto.

                (ii) Each Agent shall have received from Cleary, Gottlieb, Steen & Hamilton or Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Agents (or other counsel reasonably acceptable to such Agent and the Company), an opinion dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit I hereto.

                (iii) The Company shall have furnished to the Agent a certificate of the Company, signed by either Co-Chairman of the Board, any Vice Chairman, the Treasurer or any Vice President and by the principal financial or accounting officer of the Company (or another officer or officers acceptable to such Agent), dated the Commencement Date or the Settlement Date, as the case may be, to the effect that each signatory of such certificate has carefully examined the Registration Statement, as amended as of the date of such certificate, the Prospectus, as amended and supplemented as of the date of such certificate, and this Agreement and that:

                     (A) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date of such certificate with the same effect as if made on the date of such certificate and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied as a condition to the obligations of such Agent under this Agreement;

                     (B) no stop order suspending the
           effectiveness of either Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, have been threatened; and

                     (C) since the date of the most recent
           financial statements included in the Prospectus, as amended and supplemented, there has been no material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.

                (iv) Each of Coopers & Lybrand L.L.P. (and to the extent necessary, as determined by the Company, Arthur Andersen LLP) or another nationally recognized independent accounting firm, shall have furnished to each Agent a letter or letters, dated the Commencement Date or the Settlement Date, as the case may be, in form and substance reasonably satisfactory to such Agent, to the effect set forth in Exhibit J and Exhibit K hereto.

                (v) The Company shall have furnished to each Agent such appropriate further information, certificates and documents as such Agent may reasonably request.

           6. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each of you against any losses, claims, damages or liabilities, joint or several, to which each of you may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities

(or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in either Registration Statement when it became effective, the Second Registration Statement, when the Prospectus, or any amendment or supplement thereto, or any related preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse each of you for any legal or other expenses reasonably incurred by you in connection with investigating or defending against such loss, claim damage, liability or action; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of you specifically for use in the preparation thereof, and (ii) such indemnity with respect to any preliminary Prospectus, the Prospectus or any preliminary supplemental prospectus, shall not inure to the benefit of any of you (or any person controlling you) if the Company shall have delivered sufficient quantities of the Prospectus, as amended and supplemented, to you within a reasonable time prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to the person asserting such loss, claim, damage, liability or action for which indemnification is sought, and the Prospectus as so amended and supplemented (excluding documents incorporated by reference) was not sent or given to such person by you at or prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to such person in any case where such sending or giving of a prospectus is required by the Act, and the untrue statement or omission of a material fact contained in such preliminary prospectus, such Prospectus or such preliminary supplemental prospectus, was corrected in the Prospectus, as so amended and supplemented, provided to you.

           (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained any part of either Registration Statement when it became effective, or the Second Registration Statement or the Prospectus or any amendment or supplement thereto, or any related Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Agent specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

           (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

           (d) If the indemnification provided for in this
Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by each of you on the other from the offering of the Notes from which such losses, claims, damages or liabilities arose, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and by each of you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the by each of you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes from which such losses, claims, damages or liabilities arose (before deducting expenses) received by the Company bear to the total commissions received by each of you in connection with such offering. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of you agree that it would not be just and equitable if contributions pursuant to this subsection
(d) were to be determined by pro rata allocation (even if you were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), none of you shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold by the Company from which such losses, claims, damages or liabilities arose pursuant to offers solicited by you were offered to the public exceeds the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Agents' obligations in this subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint. Promptly after receipt by an indemnified party under this subsection (d) of the notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this subsection (d), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in subsection (c) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection (d).

           (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of you within the meaning of the Act or the Exchange Act; and the obligations of each of you under this Section 6 shall be in addition to any liability which you may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

            7. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 7. This Agreement may be terminated by either the Company as to any Agent or by any Agent insofar as this Agreement relates to such Agent giving written notice of such termination to such Agent or the Company, as the case may be. The termination of this Agreement shall not require termination of any agreement by any of you to purchase Notes as principal, and the termination of any such Agreement shall not require termination of this Agreement. If this Agreement is terminated, neither party shall have any liability to the other party hereto, except as provided in the first sentence of the fourth paragraph of Section 2(a), the last proviso of Section 4(b), and Sections 4(g), 4(h), 6, 8 and 11, and except that, if at the time of termination an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of the Note or Notes relating thereto has not occurred, the Company's representations and warranties stated in Section 2 and its obligations under the U.S. Procedures and the Euro Procedures, and in Sections 2(c), 4(a), 4(b), 4(c), 4(e), 4(i), 4(j), 4(k),
4(1), 4(m), 4(o), 4(q), 4(r) and 5 shall also remain in full force and effect and not be terminated until the delivery of such Notes.

           8. Representations and Indemnities to Survive. With respect to any Agent's solicitation of offers to purchase Notes as agent of the Company or any of your obligation to purchase Notes as principal pursuant to any Terms Agreement or otherwise, the respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of any of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the officers, directors or controlling persons referred to in
Section 6 hereof, and will survive delivery of and payment for the Notes for a period extending to the earlier of (i) three years from the corresponding Settlement Date for such Notes or
(ii) the expiration of any applicable statute of limitations governing such solicitation or purchase of Notes.

           9. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to an Agent, will be mailed, delivered or telegraphed and confirmed to such Agent, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Salomon Smith Barney Holdings Inc., 388 Greenwich Street, New York, New York 10013, Attention: Treasurer.

           10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 6 hereof. Nothing expressed or implied in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof except to the extent provided for in Section 5 hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No Purchaser of Notes shall be deemed to be a successor by reason merely of such purchase. This Agreement and the rights and obligations of any of you hereunder may not be assigned without the prior written consent of the Company.

           11. Waivers, Etc. Neither any failure nor delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement (singly and collectively referred to as a "Right") shall operate as a waiver of such Right, nor shall any single or partial exercise of any Right preclude any other or further exercise of any Right, nor shall any waiver of any Right with respect to any occurrence be construed as a waiver of any Right with respect to any other occurrence.

           12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

           If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

Very truly yours,

SALOMON SMITH BARNEY HOLDINGS INC.

By:_______________________________


The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

SALOMON BROTHERS INC

By: _______________________


SMITH BARNEY INC.

By: _______________________


SALOMON BROTHERS INTERNATIONAL LIMITED

By:________________________


SALOMON BROTHERS HONG KONG LIMITED

By:________________________


SALOMON BROTHERS AKTIENGESELLSCHAFT

By: _______________________

By: _______________________

SCHEDULE I

Commissions:
------------
The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold on an agency basis by such Agent:

Term                                                Commission Rate
----                                                ---------------
More than nine months to
      less than twelve months                         .125%
Twelve months to less than
      eighteen months                                 .150
Eighteen months to less than
      two years                                       .200
Two years to less than
      three years                                     .250
Three years to less than
      four years                                      .350
Four years to less than
      five years                                      .450
Five years to less than
      six years                                       .500
Six years to less than
      seven years                                     .550
Seven years to less than
      ten years                                       .600
Ten years to less than
      fifteen years                                   .675
Fifteen years to less than
      twenty years                                    .700
Twenty years or longer
                                                      .750


      Unless otherwise specified in the applicable Terms
Agreement, the discount or commission payable to a Purchaser shall be determined on the basis of the commission schedule set forth above.

Address for Notices to U.S. Agents:
-----------------------------------
      Notices to Salomon Brothers Inc shall be directed to it at Seven World Trade Center, New York, New York 10048, Attention of the Medium-Term Note Department. Notices to Smith Barney Inc. shall be directed to it at 390 Greenwich Street, 4th Floor, New York, New York 10013, Attention: MTN Product Manager.

Address for Notices to International Agents:
--------------------------------------------
      Notices to Salomon Brothers International Limited shall be directed to it at Victoria Plaza, 111 Buckingham Palace Road, London SWIW 0SB England, Attention of MTN Desk. Notices to Salomon Brothers Hong Limited shall be directed to it at Salomon Brothers Hong Kong Limited, Three Exchange Square, Suite 1802, Hong Kong, Attention of Medium-Term Note Department.

Address for Notices to DM Agent:
--------------------------------

      Notices to Salomon Brothers Aktiengesellschaft shall be directed to it at Kaiserstrasse 29, Frankfurt am Main 6, Germany.

EXHIBITS A-B

                                                          EXHIBIT A



                SALOMON SMITH BARNEY HOLDINGS INC.

            Medium-Term Note Administrative Procedures

                         December 5, 1997


           The Medium-Term Notes, Series H (the "Series H Notes") and Medium-Term Notes, Series I (the "Series I Notes"; and together with the Series H Notes, the "Notes") of Salomon Smith Barney Holdings Inc. (the "Company") are to be offered on a continuing basis. Salomon Brothers Inc and Smith Barney Inc. have agreed, as agents, to solicit purchases of Notes issued in fully registered form. (The term "Agent" when used in these Administrative Procedures, means Salomon Brothers Inc or Smith Barney Inc.) The Agent will not be obligated to purchase Notes for its own account. The Notes are being sold pursuant to a Global Selling Agency Agreement between the Company and the agents named therein (including the Agent) dated the date hereof (the "Agency Agreement"). The Notes have been registered with the Securities and Exchange Commission (the "Commission"). Citibank, N.A. is the trustee under the Indenture, dated as of December 1, 1988, as amended from time to time, under which the Series H Notes will be issued (the "Senior Debt Indenture"). Bankers Trust Company is the trustee (together with Citibank, N.A., the "Trustees") under the Indenture, dated as of December 1, 1988, as amended from time to time, under which the Series I Notes will be issued (the "Subordinated Debt Indenture"; and together with the Senior Debt Indenture, the "Indentures"). The Series H Notes will constitute part of the senior debt of the Company and will rank equally with all other unsecured and unsubordinated debt of the Company. The Series I Notes will be subordinate and junior in the right of payment to all Senior Indebtedness of the Company, to the extent and in the manner set forth in the Subordinated Debt Indenture.

           The Agency Agreement provides that Notes may also be purchased by the Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by the Agent acting solely as principal, unless otherwise agreed to between the Company and the Agent acting as principal.

           Each Note will be represented by either a Global Security (as defined hereinafter) or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Each Global Security representing Series H Notes will be delivered to Citibank, N.A. ("Citibank"), and each Global Security representing Series I Notes will be delivered to Bankers Trust Company ("Bankers Trust"), each acting as agent for The Depository

Trust Company or any successor depository selected by the Company ("DTC", which term, as used herein, includes any successor depository selected by the Company), and will be recorded in the book-entry system maintained by DTC (a "Book-Entry Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

           The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agent and the Trustees in writing of those persons handling administrative responsibilities with whom the Agent and the Trustees are to communicate regarding orders to purchase Notes and the details of their delivery.

           Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indentures the Notes or the Prospectus Supplement relating to the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indentures, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indentures, DTC's operating requirements and the Agency Agreement shall control.


                              PART I

                   Administrative Procedures for
                         Book-Entry Notes

           In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Citibank and Bankers Trust (together, the "DTC Agents") will perform the custodial, document control and administrative functions described below for the Series H Notes and the Series I Notes, respectively. Citibank will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and Citibank to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between Citibank and DTC, dated as of October 31, 1988 and as amended to date, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS"). Bankers Trust will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and Bankers Trust to DTC dated as of the date hereof and a Certificate Agreement between DTC and Bankers Trust, dated as of October 21, 1988 and as amended to date, and its obligations as a participant in DTC, including DTC's SDFS.

Issuance:               On any date of settlement (as defined under
                        "Settlement" below) for one or more Book-Entry
                        Notes, the Company will issue a single global security in fully registered form without coupons
                        (a "Global Security") representing up to $200,000,000 principal amount of all such Book-
                        Entry Notes of the same Series that have the same Original Issue Date, Original Issue
                        Discount provisions, if any, Interest Payment
                        Dates, Regular Record Dates, Interest Payment
                        Period, redemption repayment and extension provisions, if any, Stated Maturity, and, in the case of Fixed Rate Notes, interest rate, and amortization schedule, if any, or, in the case of Floating Rate Notes, Initial Interest Rate, Base
                        Rate, Index Maturity, Interest Reset Period,
                        Interest Reset Dates, Spread and/or Spread
                        Multiplier, if any, Minimum Interest Rate, if any, and Maximum Interest Rate, if any and, in each case, any other relevant terms (collectively, the "Terms"). Each Global Security will be dated and issued as of the date of its settlement.
                        Each Global Security will bear an Original Issue
                        Date, which will be (i) with respect to an original
                        Global Security (or any portion thereof), the Original Issue Date specified in such Global
                        Security and (ii) following a consolidation of Global Securities, with respect to the Global
                        Security resulting from such consolidation, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Securities, regardless of the date of authentication of such resulting Global
                        Security.  No Global Security will represent
                        (i) both Fixed Rate and Floating Rate Book-
                        Entry Notes or (ii) any Certificated Note or (iii) both Series H Notes and Series I Notes.

Identification
Numbers:                The Company has arranged with the CUSIP
                        Service Bureau of Standard & Poor's
                        Corporation (the "CUSIP Service Bureau") for the reservation of two series of CUSIP numbers, one for Series H Notes and one for Series I Notes, each of which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing Book-Entry Notes and book-entry medium-term notes issued by the Company with other Series designations. The DTC Agents, the Company and DTC have obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers.
                        The DTC Agents will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the DTC Agents has assigned to Global Securities. Each DTC Agent will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities. Upon obtaining such additional
                        CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to either or both DTC Agents, as needed, and to DTC.

Registration:           Global Securities will be issued only in fully
                        registered form without coupons.  Each Global
                        Security will be registered in the name of CEDE & CO., as nominee for DTC, on the securities register for the Notes (the "Securities
                        Register") maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-
                        Entry Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such
                        Participants, a credit balance with respect to such beneficial owner in such Book-Entry
                        Note in the account of such Participants. The ownership interest of such beneficial owner
                        (or such par ticipant) in such Book-Entry
                        Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:              Transfers of a Book-Entry Note will be
                        accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in
                        DTC) acting on behalf of beneficial
                        transferors and transferees of such Note.

Exchanges:              Each DTC Agent may deliver to DTC and the
                        CUSIP Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the resulting Global Security described below) specifying (i) the CUSIP numbers of two or more outstanding Global
                        Securities that represent (A) Fixed Rate Book-
                        Entry Notes of the same Series and having the same Terms and for which interest has been paid to the same date or (B) Floating Rate Book-
                        Entry Notes of the same Series and having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest
                        Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and
                        (iii) a new CUSIP number to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including the DTC Agent for such replacement Global Security) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, such DTC Agent will deliver to the CUSIP Ser vice Bureau a written notice setting forth such exchange date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, such DTC Agent will exchange such Global Securities for a single
                        Global Security bearing the new CUSIP number and a new Original Issue Date, which shall be the last date to which interest has been paid on the underlying Book-Entry Notes, and the CUSIP numbers of the exchanged Global Secu rities will, in accordance with CUSIP Service
                        Bureau procedures, be canceled and not
                        immediately reassigned. Upon such exchange, the DTC Agent will mark the predecessor
                        Global Security "canceled", make appropriate entries in the DTC Agent's records and destroy such canceled Global Security in accordance with the terms of the Indenture and deliver a certificate of destruction to the Company. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Securities and an additional
                        Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see
                        "Denominations" below).

Maturities:             Each Book-Entry Note will mature on a date
                        more than nine months after the issue date for such Note. A Floating Rate Book-Entry Note will mature only on an Interest Payment Date for such Note. Any Note denominated in Japanese yen will mature on a date not less than one year from the Original Issue Date
                        (as defined below) for such Note. Any Note denominated in Pounds Sterling will mature on a date not less than one year, nor more than five years, after its Original Issue Date.

Denominations:          Book-Entry Notes will be issued in principal
                        amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. If
                        Book-Entry Notes are denominated in a
                        Specified Currency other than U.S. dollars, the denominations of such Notes will be determined pursuant to the provisions of the applicable
                        Pricing Supplement. Global Securities will be denominated in principal amounts not in excess of $200,000,000 (or the equivalent thereof). If one or more Book-Entry Notes having an aggregate principal amount in excess of $200,000,000 (or the equivalent thereof) would, but for the preceding sentence, be represented by a single Global Security, then one Global
                        Security will be authenticated and issued to represent each $200,000,000 principal amount
                        (or the equivalent thereof) of such Book-Entry
                        Note or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry
                        Note or Notes. In such a case, each of the Global Securities representing such Book-Entry
                        Note or Notes shall be assigned the same CUSIP number.

Notice of Redemption
Dates: Each DTC Agent will with respect to the Notes for which it is Trustee, give notice to the DTC prior to each Redemption Date (as specified in the Note) if any at the time and in the manner set forth in the Letter.

Interest:               General.  Unless otherwise indicated in the
                        applicable Pricing Supplement, interest, if any, on each Book-Entry Note will accrue from the Original Issue Date (or such other date on which interest otherwise begins to accrue (if different than the Original Issue Date) of the Global
                        Security representing such Book-Entry Note for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the Global
                        Security representing such Book-Entry Note, and will be calculated and paid in the manner and on the Interest Payment Dates described in such Book-Entry Note and in the Prospectus (as defined in the Agency Agreement), as supplemented by the applicable Pricing
                        Supplement. Each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date;
                        provided that in the case of Floating Rate Notes that reset daily or weekly, interest payments will include interest accrued to but excluding the next preceding Regular Record Date, except that at stated Maturity, the interest payable will include interest accrued to, but excluding, the Maturity.
                        Interest payable at the Maturity of a Book-Entry
                        Note will be payable to the Person to whom the principal of such Note is payable. Standard &
                        Poor's Corporation will use the information re ceived in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related
                        Global Security in the appropriate (daily or weekly) bond report published by Standard &
                        Poor's Corporation.

                        Regular Record Dates. The Regular Record Date with respect to any Interest Payment Date for a Floating-Rate Note, Fixed Rate Note or Indexed Rate Note shall be the date (whether or not a

                        Business Day) fifteen calendar days
                        immediately preceding such Interest Payment
                        Date.

Payments of Principal
and Interest:           Payment of Interest Only. Promptly after each
                        Regular Record Date, the DTC Agent for each
                        Global Security will deliver to the Company and DTC a written notice setting forth, by CUSIP number, the amount of interest to be paid on each Global Security on the following
                        Interest Payment Date (other than an Interest
                        Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's
                        Corporation. The Company will pay to the Trustee for the Notes represented by such Global Security the total amount of interest due on such Interest Payment Date (other than at Maturity), and such Trustee will pay such amount to DTC, at the times and in the manner set forth below under "Manner of Payment". If any Interest Payment Date for a Book-Entry
                        Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue as a result of such delayed payment.

                        Payments at Maturity or Upon Redemption. On or about the first Business Day of each month, each DTC Agent will, with respect to the Global Securities for which it acts as DTC Agent, deliver to the Company, DTC and the applicable Trustee a written list of principal and interest to be paid on each Global Security maturing either at Maturity or an a Redemption Date in the following month. The DTC Agent for each Global Security, the Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business

                        Day preceding the Maturity date or Redemption Date of such Global Security. On or before such Maturity or Redemption, the Company will pay to the Trustee for the Notes represented by such Global Security the principal amount of such Global Security, together with interest due at such Maturity. Such Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment". If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date or Redemption Date. Promptly after payment to DTC of the principal and interest due on the Maturity Date or Redemption Date of such Global Security, the Trustee for such Global Security will cancel and destroy such Global Security in accordance with the applicable Indenture and deliver a certificate of destruction to the Company.

                        Manner of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at Maturity or upon redemption shall be paid by the Company to the Trustee for the Notes represented by such Global Security in immediately available funds no later than 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by instructing such Trustee to withdraw funds from an account maintained by the Company with the DTC Agent for the Notes represented by such Global Securities. The Company will confirm any such instructions in writing to such Trustee. Prior to 10 A.M. (New York City time) on the date of Maturity or as soon as possible thereafter, such Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such Maturity Date or Redemption Date. On each Interest Payment Date (other than at Maturity), interest payments shall be made to DTC, in same day funds, in accordance with ex isting arrangements between the relevant DTC Agent and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. None of the Company (as issuer or as paying agent), the Trustee or such DTC Agent shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                        If an issue of Notes is denominated in a currency other than the U.S. dollar, the Company will make payments of principal and any interest in the currency in which the Notes are denominated (the "foreign currency") or in U.S. dollars. DTC has elected to have all such payments of principal and interest in U.S. dollars unless notified by any of its Participants through which an interest in the Notes is held that it elects, in accordance with and to the extent permitted by the applicable Pricing Supplement and the Note, to receive such payment of principal or interest in the foreign currency. On or prior to the third Business Day after the record date for payment of interest and twelve days prior to the date for payment of principal, such Participant shall notify DTC of (i) its election to receive all, or the specified portion, of such payment in the foreign currency and (ii) its instructions for wire transfer of such payment to a foreign currency account.

                        DTC will notify the applicable Trustee on or prior to the fifth Business Day after the record date for payment of interest and ten days prior to the date for payment of principal of the portion of such payment to be received in the foreign currency and the applicable wire transfer instructions, and the applicable Trustee shall use such instructions to pay the Participants directly. If DTC does not so notify the applicable Trustee, it is understood that only U.S. dollar payments are to be made. The applicable Trustee shall notify DTC on or prior to the second Business Day prior to payment date of the conversion rate to be used and the resulting U.S. dollar amount to be paid per $1,000 face amount. In the event that the applicable Trustee's quotation to convert the foreign currency into U.S. dollars is not available, the applicable Trustee shall notify DTC's Dividend Department that the entire payment is to be made in the foreign currency. In such event, DTC will ask its Participants for payment instructions and forward such instructions to the applicable Trustee and the applicable Trustee shall use such instructions to pay the Participants directly.

                        Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedures upon
Company's Exercise of
Optional Reset or
Optional Extension
of Maturity:            Company Notice to Trustee regarding Exercise
                        of Optional Reset. Not less than 45 or more than 60 days before an Optional Reset Date as set forth in a Book-Entry Note, the Company will notify the Trustee for such Book-Entry
                        Note whether it is exercising its option to reset the interest rate or Spread or Spread
                        Multiplier, as the case may be, for such Book-Entry Note, and if so, (i) the new interest rate or Spread or Spread Multiplier, as the case may be, for such Book-Entry Note during the period from such Optional Reset
                        Date to the next Optional Reset Date as set forth in such Book-Entry Note or, if there is no such next Optional Reset Date, to the Stated Maturity of such Book-Entry Note (the
                        "Subsequent Interest Period"); and (ii) the provisions, if any, for redemption of such Book-Entry Note during such Subsequent
                        Interest Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent Interest Period.

                        Company Notice to Trustee regarding Exercise of Optional Extension of Maturity. If the Company elects to exercise an option, as set forth in a Book-Entry Note, to extend the Stated Maturity of such Note, it will so notify the Trustee for such Book-Entry Note no less than 45 or more than 60 days before the Stated Maturity of such Book-Entry Note, and will further indicate (i) the new Stated Maturity; (ii) the interest rate or Spread or Spread Multiplier, as the case may be, applicable to the extension period; and (iii) the provisions, if any, for redemption of such Book-Entry Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                        Trustee Notice to DTC regarding Company's
                        Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Book-Entry Note will hand-deliver a notice to DTC not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall identify such Book-Entry Note by CUSIP number and shall contain the information required by the terms of the Book-Entry Note.

                        Trustee Notice to Company regarding Option to be Repaid. If, after receipt of either a Reset Notice or an Extension Notice, DTC exercises the option for repayment by tendering the Global Security representing the Book-Entry Note to be repaid as set forth in such Note, the Trustee for such Book-Entry Note shall give notice to the Company not less than 22 days before the Optional Reset Date or the old Stated Maturity, as the case may be, of the principal amount of Book-Entry Notes to be repaid on such Optional Reset Date or old Stated Maturity, as the case may be.

                        Company Notice regarding New Interest Rate or New Spread or Spread Multiplier. If the Company elects to revoke the interest rate or Spread or Spread Multiplier provided for in the Reset Notice and establish a higher interest rate or Spread or Spread Multiplier for a Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee for the affected Book-Entry Note. The Trustee will immediately thereafter notify DTC of the new interest rate or Spread or Spread Multiplier applicable to such Book-Entry Note.

                        Trustee Notice to Company regarding DTC
                        Revocation of Option to be Repaid. If, after DTC has tendered any Book-Entry Notes for repayment pursuant to an Extension Notice or an Optional Reset Notice, DTC then revokes such tender for repayment, the Trustee for such Book-Entry Notes shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Book-Entry Notes for which tender for repayment has been revoked.

                        Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before any Optional Reset Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset Date, as the case may be, for all the Book-Entry Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedures upon         Company Notice to Trustee regarding Exercise
Company's Exercise      of Optional Redemption.  At least 45 days prior
of Optional             to the date on which it intends to redeem a Book-
Redemption:             Entry Note, the Company will notify the Trustee
                        for such Book-Entry Note that
                        it is exercising such option
                        with respect to such Book-Entry
                        Note on such date.

                        Trustee Notice to DTC regarding Company's
                        Exercise of Optional Redemption. After
                        receipt of notice that the Company is
                        exercising its option to redeem a Book-Entry
                        Note, the Trustee will, at least 30 days before the redemption date for such Book-Entry Note, hand deliver to DTC a notice identifying such Book-Entry Note by CUSIP number and informing DTC of the Company's exercise of such option with respect to such Book-Entry Note.

                        Deposit of Redemption Price. On or before any redemption date, the Company shall deposit with such Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Book-Entry Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such redemption date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Payments of Principal   Trustee Notice to Company of Option to be
and Interest Upon       Repaid.  Upon receipt of notice of exercise of the
Exercise of Optional    option for repayment and the Global Securities
Repayment (Except       representing the Book-Entry Notes so to be
Pursuant to             repaid as set forth in such Notes, the Trustee for
Company's Exercise      such Book-Entry Notes shall (unless such notice
of Optional Reset or    was received pursuant to the Company's exercise
Optional Extension:     of an optional reset or an optional extension of
                        maturity, in each of which cases the relevant procedures set forth above are to be followed) give notice to the Company not less than 20 days prior to each Optional Repayment
                        Date of such Optional Repayment Date and of the principal amount of Book-Entry Notes to be repaid on such Optional Repayment Date.

                        Deposit of Repayment Price. On or prior to any Optional Repayment Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Book-Entry Notes or portions thereof which are to be repaid on such date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedure for Rate      The Company and the Agent will discuss from
Setting and Posting:    time to time the aggregate principal amount of,

                        the issuance price of, and the interest rates to be borne by, Book-Entry Notes that may be sold as a result of the solicitation of orders by the Agent. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Acceptance and
Rejection of Orders:    Unless otherwise instructed by the Company,
                        the Agent will advise the Company promptly by telephone of all orders to purchase
                        Book-Entry Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion.
                        Unless otherwise agreed by the Company and the Agent, the Company has the right to accept orders to purchase Book-Entry Notes and may reject any such orders in whole or in part.

Preparation of
Pricing Supplement:     If any order to purchase a Book-Entry Note is
                        accepted by or on behalf of the Company, the Company will prepare a pricing supplement (a
                        "Pricing Supplement") reflecting the terms of such Book-Entry Note, will file ten copies thereof with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act, will deliver such number of copies thereof to the Agent as the Agent shall request and will, on the Agent's behalf, file five copies of such Pricing
                        Supplement with the National Association of Securities Dealers, Inc. (the "NASD"). The
                        Agent will cause a Prospectus and such
                        Pricing Supplement to be delivered to the purchaser of such Book-Entry Note.

                        In each instance that a Pricing Supplement is prepared, the Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

                        Copies of the appropriate number of Pricing
                        Supplements shall be delivered to the Agent at the following address by 11:00 a.m., New York City time, on the Business Day following the acceptance of an offer by or on behalf of the Company: to Smith Barney Inc., at Prospectus Department, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, NY 11220 (with a copy transmitted by telecopy to Smith Barney Inc., 390 Greenwich Street, 4th Floor, New York, New York 10013, Attention: MTN Program Manager, at (212) 723-8853) and to Salomon Brothers Inc, at Seven World Trade Center, New York, New York 10048.

Suspension of           Subject to the Company's representations,
Solicitation;           warranties and covenants contained in the
Amendment or            Agency Agreement, the Company may instruct
Supplement:             the Agent to suspend at any time, for any period
                        of time or permanently, the solicitation of orders to purchase Book-Entry Notes. Upon receipt of such instructions, the Agent will forthwith suspend solicitation until such time as the

                        Company has advised them that such
                        solicitation may be resumed.

                        In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agent, the Trustees and the DTC Agents whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of             A copy of the Prospectus and a Pricing
Prospectus:             Supplement relating to a Book-Entry Note must
                        accompany or precede the earliest of any written offer of such Book-Entry Note, confirmation of the purchase of such Book-Entry Note and payment for such Book-Entry Note by its purchaser. If notice of a change in the terms of the Book-Entry
                        Notes is received by the Agent between the time an order for a Book-Entry Note is placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing Supplement setting forth the terms in effect when the order was placed. The Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Book-Entry Note sold by it. The Company will make such delivery if such Book-Entry Note is sold directly by the Company to a purchaser (other than the Agent).

Confirmation:           For each order to purchase a Book-Entry Note
                        solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:             The receipt by the Company of immediately
                        available funds in payment for a Book-Entry
                        Note and the authentication and issuance of the Global Security representing such Book-Entry
                        Note shall constitute "settlement" with respect to such Book-Entry Note, and the date of such settlement, the "Settlement Date." All orders accepted by the Company will be settled on the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the Business
                        Day the date of sale.



Settlement              Settlement Procedures with regard to each Book-
Procedures:             Entry Note sold by the Company to or through
                        the Agent, except pursuant to a Terms
                        Agreement, shall be as follows:


                        A.    The Agent will advise the
                              Company by telephone (or
                              by facsimile or other
                              acceptable written means)
                              that such Note is a
                              Book-Entry Note and of
                              the following settlement
                              information:

                              1.    Principal or face amount.

                              2.    Series.

                              3.    Stated Maturity.

                              4.    In the case of a Fixed Rate Book-

                                    Entry Note, the
                                    interest rate and
                                    reset, redemption,
                                    repayment and
                                    extension
                                    provisions (if any)
                                    or, in the case of
                                    a Floating Rate
                                    Book-Entry Note,
                                    the Base Rate,
                                    Initial Interest
                                    Rate (if known at
                                    such time) Interest
                                    Reset Period,
                                    Interest Reset
                                    Dates, Index
                                    Maturity, Spread
                                    and/or Spread
                                    Multiplier (if
                                    any), Minimum
                                    Interest Rate (if
                                    any), Maximum
                                    Interest Rate (if
                                    any) and reset,
                                    redemption,
                                    repayment and
                                    extension
                                    provisions (if
                                    any).

                              5.    Interest Payment Dates and the
                                    Interest Payment Period.

                              6.    Amortization provisions, if any.

                              7.    Settlement date and Issue Date, if
                                    different.

                              8.    Specified currency.

                              9.    Denominated currency, Indexed
                                    Currency, Base Exchange Rate,
                                    and the Determination Date, if
                                    applicable.

                              10.   Price.

                              11.   Agent's commission, determined
                                    as provided in the Agency Agree
                                    ment.

                              12.   Whether such
                                    Book-Entry Note is
                                    an OID Note and, if
                                    so, the total
                                    amount of OID, the
                                    yield to maturity
                                    and the initial
                                    accrual period OID.

                              13.   Any other terms necessary to
                                    describe the Book-Entry Note.


                        B.    The Company will advise the relevant
                              DTC Agent by telephone (confirmed in
                              writing at any time on the same date),
                              written telecommunication or electronic
                              transmission of the information set forth in Settlement Procedure "A" above. Each such communication by the Company shall constitute a representation and warranty by the Company to the DTC
                              Agent for such Note, the Trustee for such Note and the Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company and (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture for such Note. The DTC Agent will then assign a CUSIP number to the Global Security repre senting such Book-Entry Note and notify the Agent and the Company by telephone (confirmed in writing at any time on the same date), written telecommunication or electronic transmission of such CUSIP number as soon as practicable.

                        C.    Such DTC Agent will enter a pending
                              deposit message through DTC's
                              Participant Terminal System providing the following settlement information to DTC Standard & Poor's Corporation, Interactive Data Corporation, the Agent and, upon request, the Trustee for such
                              Notes:

                              1.    The information set forth in

                                              Settlement Procedure "A".

                              2.    Identification as a Fixed Rate
                                    Book-Entry Note or a Floating
                                    Rate Book-Entry Note.

                              3.    The Initial
                                    Interest Payment
                                    Date for such
                                    Book-Entry Note,
                                    number of days by
                                    which such date
                                    succeeds the
                                    related Regular
                                    Record Date and
                                    amount of in terest
                                    payable on such
                                    Interest Payment
                                    Date.

                              4.    The Interest Payment Period.

                              5.    The CUSIP number of the Global
                                    Security representing such Book-
                                    Entry Note.

                              6.    The participant account numbers
                                    maintained by DTC on behalf of
                                    the Trustee and the Agent.

                              7.    Whether such Global
                                    Security will
                                    represent any other
                                    Book-Entry Note (to
                                    the extent known at
                                    such time).

                        D.    To the extent the
                              Company has not
                              already done so,
                              the Company will
                              deliver to the
                              Trustee for such
                              Notes a Global
                              Security in a form
                              that has been
                              approved by the
                              Company, the Agent
                              and the Trustee.

                        E.    The Trustee will complete such Book-
                              Entry Note, stamp the appropriate legend, as instructed by DTC, if not already set forth thereon, and authenticate the Global Security representing such Book-Entry

                              Note.

                        F. DTC will credit such Book-Entry Note to such DTC Agent's participant account at DTC.

                        G.    Such DTC Agent will enter an SDFS
                              deliver order through DTC's Participant
                              Terminal System instructing DTC to
                              (i) debit such Book-Entry Note to such
                              DTC Agent's participant account and
                              credit such Book-Entry Note to the
                              Agent's participant account and (ii) debit the Agent's settlement account and credit such DTC Agent's settlement account for an amount equal to the price of such Book-Entry Note less the Agent's com mission. The entry of such a deliver order shall constitute a representation and warranty by such DTC Agent to DTC that
                              (i) the Global Security representing such Book-Entry Note has been issued and authenticated and (ii) such DTC Agent is holding such Global Security pursuant to the Medium Term Note Certificate
                              Agreement between such DTC Agent and
                              DTC.

                         H. Unless the Agent is purchasing such Note as principal, the Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Book-Entry Note to the Agent's participant account and credit such Book-Entry Note to the participant accounts of the Participants with respect to such Book-Entry Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Agent for an amount equal to the price of such Book-Entry Note.

                         I.    Transfers of funds in
                               accordance with SDFS
                               deliver orders described
                               in Settlement Procedures
                               "G" and "H" will be
                               settled in accordance
                               with SDFS operating
                               procedures in effect on
                               the settlement date.

                         J.    Such DTC Agent will, upon receipt of
                               funds from the Agent in accordance with
                               Settlement Procedure "G", credit to an
                               account of the Company maintained at
                               such DTC Agent funds available for
                               immediate use in the amount transferred
                               to such DTC Agent in accordance with
                               Settlement Procedure "G".

                         K.    Unless the Agent is purchasing such
                               Book-Entry Note as principal, the Agent
                               will confirm the purchase of such Book-
                               Entry Note to the purchaser either by
                               transmitting to the Participants with res pect to such Book-Entry Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                         L. Monthly, each DTC Agent will send to the Company a statement setting forth the principal amount of Registered Notes Outstanding as of the date of such statement and setting forth a brief description of any sales of which the Company has advised such DTC Agent but which have not yet been settled.


Settlement Procedures
 Timetable:             For sales by the Company of Book-Entry Notes
                        solicited by the Agent and accepted by the Company (except pursuant to a Terms
                        Agreement) for settlement on the first Business
                        Day after the sale date, Settlement
                        Procedures "A" through "K" set
                        forth above shall be completed
                        as soon as possible but not
                        later than the respective times
                        (New York City time) set forth
                        below:


                            Settlement
                            Procedure             Time
                            ---------             ----

                             A          11:00 A.M. on the sale date
                             B          12:00 Noon on the sale date
                             C          2:00 P.M. on the sale date
                             D          3:00 P.M. on the day before
                                        settlement
                             E           9:00 A.M. on settlement date
                             F          10:00 A.M. on settlement date
                            G-H          2:00 P.M. on settlement date
                             I           4:45 P.M. on settlement date
                            J-K          5:00 P.M. on settlement date

                        If a sale is to be settled more
                        than one Business Day after the
                        sale date, Settlement
                        Procedures "A", "B" and "C"
                        shall be completed as soon as
                        practicable but no later than
                        11:00 A.M. 12:00 Noon and 2:00
                        P.M.
                        respectively on the first
                        Business Day after the sale
                        date. If the Initial Interest
                        Rate for a Float ing Rate
                        Book-Entry Note has not been
                        deter mined at the time that
                        Settlement Procedure "A" is
                        completed, Settlement
                        Procedures "B" and
                        "C" shall be completed as soon
                        as such rate has been
                        determined but no later than
                        12:00 Noon and 2:00 P.M.,
                        respectively, on the Business
                        Day before the settlement date.
                        Settlement Procedure "I" is
                        subject to extension in
                        accordance with any extension
                        of Fedwire closing deadlines
                        and in the other events
                        specified in SDFS operating
                        procedures in effect on the
                        settlement date.

                        If settlement of a Book-Entry
                        Note is rescheduled or
                        canceled, the DTC Agent for
                        such Book-Entry Notes after
                        receiving notice from the
                        Company or the Agent, will
                        deliver to DTC, through DTC's
                        Participant Terminal System, a
                        cancellation message to such
                        effect by no later than 2:00
                        P.M. on the Business Day
                        immediately preceding the
                        scheduled settlement date.


Failure to Settle:      If settlement of a Book-Entry Note is
                        rescheduled and the DTC Agent for such Note has not entered an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "G", after receiving notice from the Company or the Agent, such DTC
                        Agent shall deliver to DTC, through DTC's
                        Participant Terminal System, as soon as
                        practicable, a withdrawal message instructing
                        DTC to debit such Book-Entry Note to such DTC Agent's participant account. DTC will





                        process the withdrawal message, provided that such DTC Agent's participant account contains a principal amount of the Global Security representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee for the Notes represented by such Global Security will mark such Global Security "canceled", make appropriate entries in such Trustee's records and destroy canceled Global Security in accordance with the applicable Indenture and deliver a certificate of destruction to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the DTC Agent for such Book-Entry Notes will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP num-ber of the surrendered Global Security.


                        If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the or ders entered pursuant to Settlement Proce dures "H" and "G", respectively. Thereafter, the DTC Agent for such Book-Entry Note will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Agent for the loss of the use of the funds during the period when they were credited to the account of the Company.

                        Notwithstanding the foregoing, upon any
                        failure to settle with respect to a
                        Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the DTC Agent for such Book-Entry Note or Notes will provide, in accordance with Settlement Procedures "E" and "G", for the au thentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Trustees Not to Risk    Nothing herein shall be deemed to require either
Funds:                  Trustee to risk or expend its own funds in con
                        nection with any payment to the
                        Company, DTC, the Agent or the
                        purchaser, it being understood
                        by all parties that payments
                        made by either Trustee to the
                        Company, DTC, the Agent or the
                        purchaser shall be made only to
                        the extent that funds are
                        provided to such Trustee for
                        such purpose.

Authenticity of         The Company will cause each of the Trustees to
Signatures:             furnish the Agent from time to time with the
                        specimen signatures of each of such Trustee's officers, employees or agents who has been authorized by such Trustee to authenticate
                        Book-Entry Notes, but the Agent will not have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Book-Entry Note.

Payment of              The Agent shall forward to the
Expenses:               Company, on a monthly basis, a statement of
                        the out-of-pocket expenses
                        incurred by such Agent during
                        that month that are
                        reimbursable to it pursuant to
                        the terms of the Agency
                        Agreement. The Company will
                        remit payment to the Agent
                        currently on a monthly basis.

Advertising             The Company will determine with the
Costs:                  Agents the amount of advertising that may be
                        appropriate in soliciting offers to purchase the Book-Entry Notes. Advertising expenses will be paid by the Company.

                              PART II
         Administrative Procedures for Certificated Notes

           Each Trustee will serve as registrar and transfer agent in connection with the Certificated Notes for which it serves as Trustee.

Issuance:               Each Certificated Note will be dated and issued as of
                        the date of its authentication by the applicable
                        Trustee.  Each Certificated Note will bear an
                        Original Issue Date, which will be (i) with respect to an original Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated Note, the Original Issue Date of the predecessor Certificated Note, regardless of the date of authentication of such subsequently issued
                        Certificated Note.

Registration:           Certificated Notes will be issued only in fully
                        registered form without coupons.

Maturities:             Each Certificated Note will mature on a date not less
                        than nine months after the issue date for such Note.
                        A Floating Rate Certificated Note will mature only on an Interest Payment Date for such Note. Any
                        Note denominated in Japanese yen will mature on a date not less than one year from the Original Issue
                        Date (as defined below) for such Note. Any Note denominated in Pounds Sterling will mature on a date not less than one year, nor more than five years, after its Original Date.

Currency:               The Specified Currency for a Certificated Note shall
                        be as set forth therein and in the applicable Pricing
                        Supplement.

Denominations:          The denomination of any Certificated Note
                        denominated in U.S. dollars will be a minimum of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. The authorized denominations of Certificated Notes denominated in a Specified Currency other than U.S. dollars shall be determined as set forth in the applicable Pricing
                        Supplement.

Interest:               General.  Unless otherwise indicated in the
                        applicable Pricing Supplement, interest, if any, on each Certificated Note will accrue from the Original
                        Issue Date (or such other date on which interest otherwise begins to accrue (if different from the Original Issue Date)) of such Note for the first in terest period or the last date to which interest has been paid, if any, for each subsequent interest period, on such Note, and will be calculated and paid in the manner and on the dates described in such Note and in the Prospectus, as supplemented by the applicable Pricing Supplement. Unless otherwise specified therein, each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Certificated Notes which reset daily or weekly, interest payments will include accrued interest to and including the next preceding Regular
                        Record Date), except that at stated Maturity, the interest payable will include interest accrued to, but excluding, the stated Maturity. (other than a Maturity of a Fixed Rate Certificated Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month).

                        Regular Record Dates. The Regular Record
                        Dates with respect to any Interest Payment
                        Date for a Fixed Rate Note, Floating Rate
                        Note or Indexed Rate Note shall be the date
                        (whether or not a Business Day) fifteen
                        calendar days immediately preceding such
                        Interest Payment Date.

Payments of             The applicable Trustee will pay the principal amount
Interest:               of each Certificated Note at Maturity or upon
                        redemption upon presentation and surrender of such Note to The Trustee. Such payment, together with payment of interest due at Maturity or upon redemption of such Note, will be made in funds available for immediate use by The Trustee and in turn by the holder of such Note. Certificated Notes presented to The Trustee at Maturity or upon redemption for payment will be canceled and destroyed by The Trustee, and a certificate of destruction will be delivered to the Company. All interest payments on a Certificate Note
                        (other than interest due at Maturity or upon redemption) will be made by check drawn on The Trustee (or another person appointed by The Trustee) and mailed by The Trustee to the person entitled thereto as provided in such Note and the Indenture; provided, however, that the holder of $10,000,000 or more of Notes having the same Interest Payment Dates will, upon written request prior to the Regular Record Date in respect of an Interest
                        Payment Date, be entitled to receive payment by wire transfer of immediately available funds. Following each Regular Record Date,
                        The Trustee will furnish the Company with a list of interest payments to be made on the following Interest Payment Date for each Certificated Note and in total for all Certificated Notes. Interest at Maturity or upon redemption will be payable to the person to whom the payment of principal is payable.
                        The Trustee will provide monthly to the
                        Company lists of principal and interest, to the extent ascertainable, to be paid on Certificated Notes maturing or to be redeemed in the next month.

                        Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Certificated Note will be determined and withheld by The Trustee.

                        The Company will be responsible for
                        withholding taxes on interest paid on
                        Certificated Notes as required by applicable law.

                        If any interest Payment Date for or the
                        Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on account of such delayed payment.

Procedure for Rate      The Company and the Agent will discuss from time
Setting and Posting:    to time the aggregate principal amount of, the
                        issuance price of, and the
                        interest rates to be borne by,
                        Notes that may be sold as a
                        result of the solicita tion of
                        orders by the Agent. If the
                        Company decides to set prices
                        of, and rates borne by, any
                        Notes in respect of which the
                        Agent is to solicit orders (the
                        setting of such prices and
                        rates to be referred to herein
                        as "posting") or if the Company
                        decides to change prices or
                        rates previously posted by it,
                        it will promptly advise the
                        Agent of the prices and rates
                        to be posted.

Acceptance and          Unless otherwise instructed by the Company, the Agent
Rejection of Orders:    will advise the Company promptly by telephone of all
                        orders to purchase Certificated
                        Notes received by the Agent,
                        other than those rejected by it
                        in whole or in part in the
                        reasonable exercise of its
                        discretion. Unless otherwise
                        agreed by the Company and the
                        Agent, the Company has the sole
                        right to accept orders to
                        purchase Certificated Notes and
                        may reject any such orders in
                        whole or in part. Before
                        accepting any order to purchase
                        a Certificated Note to be
                        settled in less than three
                        Business Days, the Company
                        shall verify that the Trustee
                        for such Certificated Note will
                        have adequate time to prepare
                        and authenticate such Note.


Preparation of
Pricing Supplement:     If any order to purchase a Certificated Note
                        is accepted by or on behalf of the Company, the Company will prepare a Pricing Supplement reflecting the terms of such Certificated
                        Note, will file ten copies thereof with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act, will deliver such number of copies thereof to the Agent as the Agent shall request and will, on the Agent's behalf, file five copies of the Pricing Supplement with the NASD. The Agent will cause a Prospectus and Pricing
                        Supplement to be delivered to the purchaser of such Certificated Note.

                        Copies of the appropriate
                        number of Pricing Supplements
                        shall be delivered to the Agent
                        at the following addresses by
                        11:00 a.m., New York City time,
                        on the Business Day following
                        the acceptance of an offer by
                        or on behalf of the Company: if
                        to Smith Barney Inc.,
                        Prospectus Department, Brooklyn
                        Army Terminal, 140 58th Street,
                        8th Floor, Brooklyn, N.Y. 11220
                        and if to Salomon Brothers Inc,
                        Seven World Trade Center, New
                        York, New York 10048.

                        In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing

                        Supplements and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Suspension of           Subject to the Company's representations, warranties
Solicitation;           and covenants contained in the Agency Agreement, the
Amendment or            Company may instruct the Agent to suspend at any time
Supplement:             for any period of time or permanently, the
                        solicitation of orders to purchase Certificated
                        Notes. Upon receipt of such
                        instructions, the Agent will
                        forthwith suspend solicitation
                        until such time as the Company
                        has advised them that such
                        solicitation may be resumed.

                        In the event that at the time
                        the Company suspends
                        solicitation of purchases there
                        shall be any orders outstanding
                        for settlement, the Company
                        will promptly advise the Agent,
                        the Trustee and the Trustees
                        whether such orders may be
                        settled and whether copies of
                        the Pro spectus as in effect at
                        the time of the suspension,
                        together with the appropriate
                        Pricing Supplement, may be
                        delivered in connection with
                        the settlement of such orders.
                        The Company will have the sole
                        responsibility for such
                        decision and for any
                        arrangements that may be made
                        in the event that the Company
                        determines that such orders may
                        not be settled or that copies
                        of such Prospectus may not be
                        so delivered.

Delivery of             A copy of the Prospectus and a Pricing
Prospectus:             Supplement relating to a Certificated Note must
                        accompany or precede the
                        earliest of any written offer
                        of such Certificated Note,
                        confirmation of the purchase of
                        such Certificated Note and
                        payment for such Certificated
                        Note by its purchaser. If
                        notice of a change in the terms
                        of the Certificated Notes is
                        received by the Agent between
                        the time an order for a
                        Certificated Note is placed and
                        the time written confirmation
                        thereof is sent by the Agent to
                        a customer or his agent, such
                        confir mation shall be
                        accompanied by a Prospectus and
                        Pricing Supplement setting
                        forth the terms in effect when
                        the or der was placed. The
                        Agent will deliver a Prospectus
                        and Pricing Supplement as
                        herein described with respect to
                        each Certificated Note sold by
                        it. The Company will make such
                        delivery if such Certificated
                        Note is sold directly by the
                        Company to a purchaser (other
                        than the Agent).

Confirmation:           For each order to purchase a
                        Certificated Note solicited by
                        the Agent and accepted by or on
                        behalf of the Company, the
                        Agent will issue a confirmation
                        to the purchaser, with a copy
                        to the Company, setting forth
                        the details set forth above and
                        delivery and payment
                        instructions.

Settlement:             The receipt by the Company of immediately
                        available funds in exchange for an
                        authenticated Certificated Note delivered to the Agent and the Agent's delivery of such Certificated Note against receipt of immediately available funds shall, with respect to such Certificated Note, constitute
                        "settlement". All orders accepted by the Company will be settled on the fifth Business
                        Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next
                        Business Day following the date of sale.

Settlement              Settlement Procedures with regard to
Procedures:             each Certificated Note sold by the Company to or
                        through the Agent, as agent (except pursuant to a Terms Agreement), shall be as follows:


                        A.    The Agent will advise the
                              Company by telephone or
                              by facsimile transmission
                              or other acceptable
                              written means) that such
                              Note is a Certificated
                              Note and of the following
                              settlement information,
                              in time for the Trustee
                              for such Certificated
                              Note to prepare and
                              authenticate the required
                              Note:

                              1. Name in which such Certificated Note is to
                                 be registered ("Registered Owner").

                              2.  Address of the Registered Owner and
                                  address for payment of principal and
                                  interest.

                              3.  Taxpayer identification number of the
                                  Registered Owner (if available).

                              4.  Principal or face amount.

                              5.  Series.

                              6.  Stated Maturity.

                              7.  In the case of a Fixed Rate Certificated
                                  Note, the Interest Rate and reset provisions
                                  (if any) or, in the case of a Floating Rate
                                  Certificated Note, the Base Rate, Initial
                                  Interest Rate (if known at such time),
                                  Interest Reset Period, Interest Reset Dates,
                                  Index Maturity, Spread and/or Spread
                                  Multiplier (if any), Minimum Interest Rate
                                  (if any), Maximum Interest Rate (if any) and reset provisions (if any).

                              8.  Interest Payment Dates and the Interest
                                  Payment Period.

                              9.  Specified Currency.

                              10. Denominated Currency, Indexed Currency,
                                  Base Exchange Rate and the Determination
                                  Date, if applicable.

                              11. Redemption, repayment, amortization or
                                  extension provisions, if any.

                              12. Settlement date.

                              13. Price (including currency).

                              14. Agent's commission, if any, determined as
                                   provided in the Agency Agreement.

                               15.   Whether such Certificated Note an OID
                                     Note, and, if so, the total amount of OID and the yield to maturity.

                               16. Any other terms necessary to describe the Certificated Note.

                        B.    The Company will
                              advise the relevant
                              Trustee by
                              telephone,
                              (confirmed in
                              writing at any time
                              on the sale date)
                              written
                              telecommunication
                              or electronic
                              transmission of the
                              information set
                              forth in Settlement
                              Procedure "A" above
                              and the name of the
                              Presenting Agent.

                        C.    The Company will
                              deliver to the
                              relevant Trustee a
                              pre-printed
                              four-ply packet for
                              such Certificated
                              Note, which packet
                              will contain the
                              following documents
                              in forms that have
                              been approved by
                              Company, the Agents
                              and the Trustee:

                               1.    Certificated Note with customer
                                     confirmation.

                               2.    Stub One - For Trustee.

                               3.    Stub Two - For Agent.

                               4.    Stub Three - For the Company.

                        D. The Trustee will complete such Certificated Note and will authenticate such Certificated Note and deliver it (with the confirmation) and Stubs One and Two to the Agent, and the Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Trustee. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by the Agent for pay ment to such account as the Company shall have specified in funds available for immediate use, of an amount equal to the price of such Certificated Note less the Agent's commission. In the event that the instructions given by the Agent for payment to the account of the Company are re voked, the Company will as promptly as possible wire transfer to the account of the Agent an amount of immediately available funds equal to the amount of such payment made.

                        E.    Unless the Agent
                              purchased the Note as
                              Principal, the Agent will
                              deliver such Certificated
                              Note (with the
                              confirmation) to the
                              customer against payment
                              in immediately payable
                              funds. The Agent will
                              obtain the acknowledgment
                              of receipt of such Cer
                              tificated Note by
                              retaining Stub Two.

                        F. The Trustee will send Stub Three to the Company by first-class mail.


Settlement              For orders of Certificated Notes
Procedures              solicited by the Agent, as agent, and
Timetable:              accepted by the Company, Settlement Procedures "A"
                        through "F" set forth above
                        shall be completed on or before
                        the respective times (New York
                        City time) set forth below:

                        Settlement
                        Procedure                 Time
                        ---------                 ----

                         A           2:00 P.M. on the day before
                                     settlement
                         B           On the day two
                                     Business Days
                                     before settlement
                                     date.
                         C           2:15 P.M. two Business Days before
                                     settlement
                         D           2:15 P.M. on settlement date
                         E           3:00 P.M. on settlement date
                         F           5:00 P.M. on settlement date



Procedures upon         Company Notice to Trustee
Company's Exercise      regarding Exercise of Optional
of Optional Reset       Reset.  Not less than 45 or more
or Extension of         than 60 days before an Optional
Maturity:               Resent Date as set forth in a Certificated
                        Note, the Company will notify the Trustee for such Certificated Note whether it is exercising its option to reset the interest rate or Spread or Spread Multiplier, as the case may be, for such Certificated Note, and if so, (i) the new interest rate or Spread or Spread Multiplier, as the case may be, for such Certificated Note during the period from such Optional Reset Date to the next Optional
                        Reset Date as set forth in such Certificated
                        Note or, if there is no such next Optional
                        Reset Date, to the State Maturity of such Certificated Note (the "Subsequent Interest
                        Period"); and (ii) the provisions, if any, for redemption of such Certificated Note during such Subsequent Interest Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent
                        Interest Period.

                        Company Notice to Trustee
                        regarding Exercise of Optional
                        Extension of Maturity. If the
                        Company elects to exercise an
                        option, as set forth in a
                        Certificated Note, to extend
                        the Stated Maturity of such
                        Note, it will so notify the
                        Trustee for such Certificated
                        Note not less than 45 or more
                        than 60 days before the Stated
                        Maturity of
                        such Certificated Note, and
                        will further indicate (i) the
                        new Stated Maturity; (ii) the
                        interest rate or Spread or
                        Spread Multiplier, as the case
                        may be, applicable to the
                        extension period; and (iii) the
                        provisions, if any, for
                        redemption of such Certificated
                        Note during such extension
                        period, including the date or
                        dates on which or the period or
                        periods during which such
                        redemption may occur during
                        such extension period.

                        Trustee Notice to Holders
                        regarding Company's Exercise of
                        Optional Extension or Reset.
                        Upon receipt of notice from the
                        Company regarding the Company's
                        exercise of either an optional
                        extension of maturity or an
                        optional reset, the Trustee for
                        the Certificated Note will mail
                        a notice, first class, postage
                        prepaid, to the Holder of the
                        Certificated Note not less than
                        40 days before the Optional
                        Reset Date (in which case a
                        "Reset Notice") or the Stated
                        Maturity (in which case an
                        "Extension Notice"), as the
                        case may be, which Reset Notice
                        or Extension Notice shall
                        contain the information
                        required by the terms of the
                        Certificated Note.

                        Trustee Notice to Company
                        regarding Option to be Repaid.
                        If, after receipt of either a
                        Reset Notice or an Extension
                        Notice, any Holder of a
                        Certificated Note exercises the
                        option for repayment by
                        tendering the Certificated Note
                        to be repaid as set forth in
                        the Certificated Note, the
                        Trustee for such Certificated
                        Note shall give notice to the
                        Company not less than 22 days
                        before the Optional Reset Date,
                        or the old Stated Maturity, as
                        the case may be, of the
                        principal amount of
                        Certificated Notes to be repaid
                        on such Optional Reset Date or
                        old Stated Maturity, as the
                        case may be.

                        Company Notice regarding New
                        Interest Rate or New Spread or
                        Spread Multiplier. If the
                        Company elects to revoke the
                        interest rate or Spread or
                        Spread Multiplier and establish
                        a higher interest rate or
                        Spread or Spread Multiplier for
                        an Optional Reset Period or
                        extension period, as the case
                        may be, it shall, not less than
                        20 days before such Optional
                        Reset Date or old Stated
                        Maturity,
                        so notify the Trustee for the
                        affected Certificated Note. The
                        Trustee will immediately
                        thereafter notify the Holder of
                        such Certificated Note, by
                        first class mail, postage
                        prepaid, of the new higher
                        interest rate or Spread or
                        Spread Multiplier applicable to
                        such Certificated Note.

                        Trustee Notice to Company
                        regarding Holder Revocation of
                        Option to be Repaid. If, after
                        the Holder of a Certificated
                        Note has tendered such Note for
                        repayment pursuant to an
                        Extension Notice or an Optional
                        Reset Notice, such Holder
                        revokes such tender for
                        repayment, the Trustee for such
                        Certificated Note shall give
                        notice to the Company not less
                        than five days prior to the
                        Stated Maturity or Optional
                        Reset Date, as the case may be,
                        of such revocation and of the
                        principal amount of
                        Certificated Notes for which
                        tender for repayment has been
                        revoked.

                        Deposit of Repayment Price. On
                        or before any old Stated
                        Maturity where the Maturity has
                        been extended, and on or before
                        any Optional Reset Date, the
                        Company shall deposit with such
                        Trustee an amount of money
                        sufficient to pay the principal
                        amount, plus interest accrued
                        to such old Stated Maturity or
                        Optional Reset Date, as the
                        case may be, for all the
                        Certificated Notes or portions
                        thereof for which such Trustee
                        serves as Trustee and which are
                        to be repaid on such old Stated
                        Maturity or Optional Reset
                        Date, as the case may be. Such
                        Trustee will use such money to
                        repay such Certificated Notes
                        pursuant to the terms set forth
                        in such Notes.

Procedures upon         Company Notice to Trustee regarding Exercise of
Company's Exercise      Optional Redemption.  At least 45 days prior to the date
of Optional             on which it intends to redeem a Certificated Note, the
Redemption:             Company will notify the Trustee for such Certificated
                        Note that it is exercising such
                        option with respect to such
                        Note on such date.

                        Trustee Notice to Holders regarding Company's Exercise of Optional Redemption. After receipt of notice that the Company is exercising its option to redeem a Certificated

                         Note, the Trustee for such
                         Certificated Note will, at
                         least 30 days before the
                         redemption date for such
                         Certificated Note, mail a
                         notice, first class, postage
                         prepaid, to the Holder of such
                         Certificated Note, informing
                         such Holder of the Company's
                         exercise of such option with
                         respect to such Certificated
                         Note.

Payments of Principal
and Interest Upon
Exercise of Optional
Repayment (Except
Pursuant to Company's
Exercise of Optional
Reset or Optional
 Extension):             Trustee Notice to Company of Option to be
                         Repaid. Upon receipt of notice of exercise of the option for repayment and the Certificated
                         Notes to be repaid as set forth in such
                         Notes, the Trustee for such Certificated
                         Notes shall (unless such notice was received pursuant to the Company's exercise of an optional reset or an optional extension of maturity, in each of which cases the relevant procedures set forth above shall be followed) give notice to the Company not less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of Certificated Notes to be repaid on such Optional Repayment Date.

Failure to Settle:       If a purchaser fails to accept delivery of
                         and make payment for any Certificated Note, the Agent will notify the Company and the applicable Trustee by telephone and return such Note to the applicable Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of the Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Agency Agreement with the Company, then the Company will reimburse the Agent or the applicable Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company.
                         Immediately upon receipt of the Certificated
                         Note in respect of which such failure
                         occurred, the applicable Trustee will mark such Note "canceled," make appropriate entries in the applicable
                        Trustee's records and send such Note to the Company.

Trustees Not to Risk    Nothing herein shall be deemed to require either Trustee
Funds:                  to risk or expend its own funds in connection with any
                        payment to the Company, the
                        Agent or the purchaser, it
                        being understood by all parties
                        that payments made by either
                        Trustee to the Company, the
                        Agent or the purchaser shall be
                        made only to the extent that
                        funds are provided to such
                        Trustee for such purpose.


Authenticity of         The Company will cause each Trustee to furnish the
Signatures:             Agent from time to time with the specimen signatures of
                        each of such Trustee's
                        officers, employees or agents
                        who has been authorized by such
                        Trustee to authenticate
                        Certificated Notes, but the
                        Agent will not have any ob
                        ligation or liability to the
                        Company or a Trustee in respect
                        of the authenticity of the
                        signature of any officer,
                        employee or agent of the
                        Company or a Trustee on any
                        Certificated Note.


Payment of Expenses:    The Agent shall forward to the Company, on
                        a monthly basis, a statement of the
                        out-of-pocket expenses incurred by the Agent during that month that are reimbursable to it pursuant to the terms of the Agency
                        Agreement. The Company will remit payment to the Agent currently on a monthly basis.

Advertising Costs:      The Company will determine with the Agent
                        the amount of advertising that may be
                        appropriate in soliciting orders to purchase the Certificated Notes. Advertising expenses will be paid by the Company.

                                                          EXHIBIT B


                SALOMON SMITH BARNEY HOLDINGS INC.

          Euro Medium-Term Note Administrative Procedures
      (For Medium Term Notes, Series H and I, in Bearer Form)

                         December 5, 1997

           The Medium-Term Notes, Series H (the "Series H Notes") and the Medium-Term Notes, Series I (the "Series I Notes" and, together with the Series H Notes, the "Notes") of Salomon Smith Barney Holdings Inc. (the "Company") are to be offered on a continuing basis. Each of Salomon Brothers International Limited, Salomon Brothers Hong Kong Limited and Salomon Brothers AG have agreed to act as agent in the solicitation of Notes issuable in bearer form (the "Bearer Notes"), which will be represented by Global Securities that may be exchanged for individual Bearer Notes. (The term "Agent" as used in these Administrative Procedures means, when used in reference to Bearer Notes that are denominated in Deutsche Marks, Salomon Brothers Aktiengesellschaft, and, when used in reference to all other Bearer Notes, Salomon Brothers International Limited or Salomon Brothers Hong Kong Limited). The Agent will not be obligated to purchase Notes for its own account. The Bearer Notes are being sold pursuant to a Global Selling Agency Agreement between the Company and the agents named therein (including the Agent) dated the date hereof (the "Agency Agreement"). The Notes have been registered with the Securities and Exchange Commission (the "Commission"). Citibank, N.A. is the trustee under the Indenture, dated as of December 1, 1988, as amended from time to time, covering the Series H Notes (the "Senior Debt Indenture"). Bankers Trust Company is the trustee (together with Citibank, N.A., the "Trustees") under the Indenture, dated as of December 1, 1988, as amended from time to time, covering the Series I Notes (the "Subordinated Debt Indenture" and together with the Senior Debt Indenture, the "Indentures"). The Series H Notes will constitute part of the senior debt of the Company and will rank equally with all other unsecured and unsubordinated debt of the Company. The Series I Notes will be subordinate and junior in the right of payment to all Senior Indebtedness of the Company, to the extent and in the manner set forth in the Subordinated Debt Indenture.

           The Agency Agreement provides that Notes may also be purchased by the Agent acting solely as principal and not as agent. In the event of any such purchase, the Agent acting solely as principal shall perform the functions of both the Agent and the beneficial owner under the administrative procedures set forth below, unless otherwise agreed to between the Company and the Agent acting as principal.

           The Company has appointed the principal office of Citibank, N.A. in London as principal paying agent for the payment of the principal of and interest on the Series H Bearer Notes and has appointed the principal office of Bankers Trust Company in London as principal paying agent (together the "Principal Paying Agents") for the payment of principal of and interest on the Series I Bearer Notes. The Company has appointed Citicorp Investment Bank (Luxembourg) S.A. in Luxembourg as an additional paying agent for the Series H Notes and has appointed Bankers Trust Luxembourg, S.A. as an additional paying agent for the Series I Notes (each a "Paying Agent").

           The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agent and the Trustees in writing of those persons handling administrative responsibilities with whom the Agent and the Trustees are to communicate regarding orders to purchase Bearer Notes and the details of their delivery.

           If the Notes are to be listed on the Luxembourg Stock Exchange, the Company will advise the Principal Paying Agents and the Agent as to the entity it has appointed as listing agent (the "Listing Agent"), which will coordinate with the Principal Paying Agents and the Agent on a regular basis for the purpose of providing the Luxembourg Stock Exchange with such information regarding Bearer Notes issued and outstanding as such Exchange may require.

           Administrative procedures and specific terms of the offering are explained below. Unless otherwise defined herein, terms defined in the Indenture, the Prospectus or the Notes shall be used as therein defined. To the extent the procedures set forth below conflict with the provisions of the Bearer Notes, the Indentures or the Agency Agreement, the relevant provisions of the Bearer Notes, the Indentures and the Agency Agreement shall control.

Maturities:             Each Bearer Note will mature on a date
                        more than nine months after the settlement date for such Note. A Floating Rate Bearer
                        Note will mature only on an Interest
                        Payment Date for such Bearer Note.  Any
                        Note denominated in Japanese yen will
                        mature on a date not less than one year from the Original Issue Date (as defined below) for such Note. Any Note denominated in Pounds Sterling will mature on a date not less than one year, nor more than five years, after its Original Issue Date.

Denominations:          The denomination of any Bearer Note
                        denominated in U.S. dollars will be a
                        minimum of U.S. $10,000 or any larger
                        amount that is an integral multiple of U.S.
                        $1,000.  The authorized denominations of
                        Bearer Notes denominated in any other
                        currency will be set forth in such Bearer
                        Notes.


Bearer Form:            Bearer Notes will be issued only in bearer
                        form.


Date of Issuance:       Each Bearer Note will be dated and issued
                        as of its original issue date by the Principal
                        Paying Agent for such Bearer Note.  Each
                        Bearer Note will bear an Original Issue
                        Date, which will be (i) with respect to a temporary Global Security (or any portion thereof), the date of its original issue as specified in such Global Security and
                        (ii) with respect to any Permanent Global
                        Security or individual Bearer Note (or
                        portion thereof) issued subsequently upon transfer or exchange of a Bearer Note or in lieu of a destroyed, lost or stolen Bearer
                        Note, the Original Issue Date of the
                        predecessor Bearer Note, regardless of the date of authentication of such subsequently issued Bearer Note.

Temporary Global
Securities; Definitive
Global Securities;
and Individual
Bearer Notes:           Until the 40th day following the date of
                        issuance of a Bearer Note (the "Exchange
                        Date") and until Final Certification (as defined below) with respect to such Bearer
                        Note has occurred, such Bearer Note, together with all other Bearer Notes that have the same rank, Original Issue Date, currency of denomination, redemption and repayment provisions, Stated Maturity and either fixed interest rate (in the case of Fixed Rate
                        Notes) or Base Rate, Initial Interest Rate, interest reset period, Interest Payment
                        Dates, Minimum Interest Rate, Maximum
                        Interest Rate, Spread or Spread Multiplier and Index Maturity (in the case of Floating
                        Rate Notes) (all such Bearer Notes herein referred to collectively as a "Tranche"), will be represented by a single temporary
                        Global Security in bearer form without
                        interest coupons. The Company shall execute, and the Principal Paying Agent for the Bearer
                        Notes represented by such temporary Global
                        Security shall authenticate, such temporary
                        Global Security upon the same conditions and in substantially the same manner, and with the same effect, as a Permanent Global
                        Security. On or prior to the Closing Date
                        (which should also be the Original Issue
                        Date), with respect to such Bearer Notes, the Principal Paying Agent for such Bearer Notes shall deposit the temporary Global Security with a common depositary (the "Depositary") for Cedel Bank, Societe Anonyme ("CEDEL") and
                        Morgan Guaranty Trust Company of New York,
                        Brussels office, as operator of the Euroclear
                        System ("Euroclear") in the manner specified below under "Details for Settlement". The interest of each beneficial owner of such temporary Global Security will be credited to the appropriate account with CEDEL or Euroclear, as specified below under "Details for Settlement".

                        On or after the Exchange Date and provided that Final Certification (as described below) has occurred, the interest of the beneficial owner of such Bearer Note in the temporary Global Security shall be canceled and such Bearer Note, together with all other Bearer Notes of the Tranche as to which Final Certification has occurred, shall thereafter be represented by a Permanent Global Security in bearer form without interest coupons held in London by the Depositary. The interest of the beneficial owner of such Bearer Note in such Permanent Global Security will be credited to the appropriate account with CEDEL or Euroclear.

                        The beneficial owner of an interest in a Permanent Global Security may, at any time, upon 30 days' notice to the Principal Paying Agent for the Bearer Notes represented by such Permanent Global Security, given by such beneficial owner through either CEDEL or Euroclear, as the case may be, exchange its beneficial interest in such Permanent Global Security for one or more individual Bearer Notes (with coupons attached, if appropriate) equal in aggregate principal amount to such beneficial interest. To effect such exchange, the interest of the beneficial owner of such Bearer Note in such Permanent Global Security shall be canceled and one or more individual Bearer Notes shall be issued to such beneficial owner, through Euroclear or CEDEL, as the case may be.

                        In all events, Bearer Notes will be delivered by the Principal Paying Agents only outside the United States.

Final Certification:    Final Certification with respect to a
                        temporary Global Security shall mean the delivery by Euroclear or CEDEL, as the case may be, to the Principal Paying Agent for the Bearer Notes represented by such Permanent Global Security of a signed certificate (a "Clearance System
                        Certificate") in the form set forth in
                        Appendix 1 hereto with respect to the Bearer
                        Notes, dated no earlier than the Exchange
                        Date for such Bearer Notes or, if an interest payment on the Bearer Notes shall be due prior to the Exchange Date, dated no earlier than such Interest Payment Date, to the effect that Euroclear or CEDEL, as the case may be, has received certificates
                        ("Certificates of Non-U.S. Beneficial
                        Ownership") in the form set forth in
                        Appendix 2 hereto with respect to each of such Bearer Notes, dated no earlier than ten days before such Exchange Date or Interest
                        Payment Date, as the case may be, signed by the account holders appearing on its records as entitled to such Bearer Notes, to the effect that such Bearer Notes (i) are not beneficially owned by United States persons and have not been acquired by or on behalf of United States persons, (ii) are owned by United States persons that are (a) foreign branches of United States financial institutions purchasing for their own account or for resale or (b) United States persons who acquired the Bearer Notes through foreign branches of U.S. financial institutions and who hold the Bearer Notes through such U.S. financial institutions (and in either case (a) or (b), each such financial institution has agreed that it will comply with the requirements of
                        Section 165(j)(3)(A), (B) or (C) of the
                        Internal Revenue Code of 1986 and the
                        regulations thereunder), or (iii) are owned by United States or foreign financial institutions for purposes of resale during the restricted period, in which event such financial institutions (whether or not also described in clause (i) or (ii)) shall have certified that they have not acquired the Bearer Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.


Payments of Principal:  Upon presentation of a Note, the Principal
                        Paying Agent for such Bearer Note will pay the principal amount of such Note and the final installment of interest at Maturity in immediately available funds. Notes presented to the Principal Paying Agent for such Bearer Notes at Maturity for payment will be canceled in accordance with the Indenture under which such Bearer Notes have been issued.

Interest Payments:      Interest on each Bearer Note will accrue
                        from the Original Issue Date of such Bearer
                        Note and will be calculated and paid in the manner described in such Bearer Note and the Prospectus, each as defined in the Agency Agreement, as supplemented by the applicable Pricing Supplement; provided, however, that interest in respect of any portion of a temporary Global Security for which Final Certification has not been made shall not be paid until Final Certification is received in respect of that portion.

Payments of Principal   Upon receipt of Bearer Notes to be repaid as
and Interest Upon       set forth in such Notes, the Trustee or
Exercise of Optional    Principal Paying Agent for such Notes shall
Repayment:              give notice to the Company not less than 20
                        calendar days prior to
                        each Optional Repayment
                        Date of such Optional
                        Repayment Date and of
                        the principal amount of
                        Bearer Notes to be
                        repaid on such Optional
                        Repayment Date.

                        On or prior to any
                        Optional Repayment
                        Date, the Company shall
                        deposit with such
                        Trustee or such
                        Principal Paying Agent
                        an amount of money
                        sufficient to pay the
                        Optional Repayment
                        Price, and accrued
                        interest thereon to
                        such date, of all the
                        Notes or portions
                        thereof which are to be
                        repaid on such date.
                        Such Trustee or such
                        Principal Paying Agent
                        will use such money to
                        repay such Notes
                        pursuant to the terms
                        set forth in such
                        Notes.


Procedure for Rate      The Company and the Agent will discuss
Setting and Posting:    from time to time the aggregate principal
                        amount of, the issuance
                        price of, and the
                        interest rates to be
                        borne by, Bearer Notes
                        that may be sold as a
                        result of the
                        solicitation of orders
                        by the Agent. If the
                        Company decides to set
                        prices of, and rates
                        borne by, any Bearer
                        Notes in respect of
                        which the Agent is to
                        solicit orders (the
                        setting of such prices
                        and rates to be
                        referred to herein as
                        "posting") or if the
                        Company decides to
                        change prices or rates
                        previously posted by
                        it, it will promptly
                        advise the Agent of the
                        prices and rates to be
                        posted.

Acceptance of Orders:   If the Company posts prices and rates as
                        provided above, the Agent as agent for and on behalf of the Company shall promptly accept orders received by it to purchase
                        Bearer Notes at the prices and rates so
                        posted, subject to (1) any instructions from the Company received by the Agent concerning the aggregate principal amount of Bearer Notes to be sold at the prices and rates so posted or the period during which such posted prices and rates are to be in effect, (2) any instructions from the Company received by the Agent changing or revoking any posted prices and rates,
                        (3) compliance with the securities laws of the United States and all other jurisdictions and with the selling restrictions contained in the Agency Agreement and (4) the Agent's right to reject any such offer as provided below.

                        If the Company does not
                        post prices and rates
                        and the Agent receives
                        an order to purchase
                        Bearer Notes, or, if
                        while posted prices and
                        rates are in effect,
                        the Agent receives an
                        order to purchase
                        Bearer Notes on terms
                        other than those posted
                        by the Company, the
                        Agent will promptly
                        advise the Company by
                        telephone of any such
                        order other than orders
                        rejected by the Agent
                        as provided below. The
                        Company will have the
                        sole right to accept
                        any such order to
                        purchase Bearer Notes
                        and may reject any such
                        order in whole or in
                        part.

                        The Agent may, in its
                        discretion reasonably
                        exercised, reject any
                        order to purchase
                        Bearer Notes received
                        by it in whole or in
                        part.

Preparation of          If any order to purchase a Bearer Note is
Pricing Supplement:     accepted by or on behalf of the Company,
                        the Company, with the
                        approval of the Agent,
                        will prepare a pricing
                        supplement (a "Pricing
                        Supplement") reflecting
                        the terms of such
                        Bearer Note, will file
                        ten copies thereof with
                        the Commission in
                        accordance with the
                        applicable paragraph of
                        Rule 424(b) under the
                        Act, will supply such
                        copies thereof to the
                        Agent as the Agent may
                        request[,][and] will
                        supply one copy to the
                        Principal Paying Agent
                        for such Bearer Note
                        [and will, on the
                        Agent's behalf, file
                        five copies of such
                        Pricing Supplement with
                        the National
                        Association of
                        Securities Dealers,
                        Inc. (the "NASD")]. The
                        Principal Paying Agent
                        for such Bearer Note
                        will cause such Pricing
                        Supplement to be
                        delivered to the
                        Trustee for such Bearer
                        Note, to each
                        additional Paying Agent
                        for such Bearer Note
                        outside the United
                        States and to the
                        Listing Agent. The
                        Agent will cause a
                        Pricing Supplement to
                        be delivered to the
                        purchaser of the Bearer
                        Note.

                        In each instance that a
                        Pricing Supplement is
                        prepared, the Agent
                        will affix copies of
                        the Pricing Supplement
                        to Prospectuses prior
                        to their use. Outdated
                        Pricing Supplements,
                        and the Prospectuses to
                        which they are attached
                        (other than those
                        retained for files),
                        will be destroyed.

Suspension of           The Company reserves the right, in its sole
Solicitation;           discretion, to instruct the Agent to suspend
Amendment or            at any time, for any period of time or
Supplement:             permanently, the solicitation of orders to
                        purchase Bearer Notes.  Upon receipt of
                        such instructions, the
                        Agent will forthwith
                        suspend solicitation of
                        orders to purchase
                        Bearer Notes from the
                        Company until such time
                        as the Company has
                        advised it that such
                        solicitation may be
                        resumed.

                        In the event that at
                        the time the Company
                        suspends solicitation
                        of purchases there
                        shall be any orders
                        outstanding for
                        settlement, the Company
                        will promptly advise
                        the Agent and each of
                        the Principal Paying
                        Agents whether such
                        orders may be settled
                        and whether copies of
                        the Prospectus as in
                        effect at the time of
                        the suspension,
                        together with the
                        appropriate Pricing
                        Supplement, may be
                        delivered in connection
                        with the settlement of
                        such orders. The
                        Company will have the
                        sole responsibility for
                        such decision and for
                        any arrangements that
                        may be made in the
                        event that the Company
                        determines that such
                        orders may not be
                        settled or that copies
                        of such Prospectus may
                        not be so delivered. If
                        the Company decides to
                        amend or
                        supplement the
                        Registration Statement
                        (as defined in the
                        Agency Agreement) or
                        the Prospectus (except
                        for an amendment or
                        supplement relating to
                        an offering of
                        Securities other than
                        the Notes or to an
                        offering of Warrants or
                        providing solely for
                        the specification of or
                        a change in the
                        maturity dates, the
                        interest rates, the
                        issuance prices or
                        other terms of any
                        Notes), it will
                        promptly advise the
                        Agent and the Trustees
                        and will furnish the
                        Agent and the Trustees
                        with the proposed
                        amendment or supplement
                        and with such
                        certificates and
                        opinions as are
                        required, all in
                        accordance with the
                        terms of the Agency
                        Agreement. The Company
                        will file with the
                        Commission any
                        supplement to the
                        Prospectus relating to
                        the Bearer Notes, provide the Agent with copies of any such supplement, and confirm to the Agent that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).


Delivery of
Prospectus:             A copy of the Prospectus and a Pricing
                        Supplement relating to a Bearer Note must accompany or precede any written offer of such Note, confirmation of the purchase of such Note and payment for such Note by its purchaser. If notice of a change in the terms of the Bearer Notes is received by the Agent between the time an order for a Bearer Note is placed and the time written confirmation thereof is sent by the
                        Agent to a customer or
                        his agent, such
                        confirmation shall be
                        accompanied by a
                        Prospectus and Pricing
                        Supplement setting
                        forth the terms in
                        effect when the order
                        was placed. Subject to
                        the second preceding
                        paragraph, the Agent
                        will deliver a
                        Prospectus and Pricing
                        Supplement as herein
                        described with respect
                        to each Bearer Note
                        sold by it. The
                        Principal Paying Agent
                        for such Bearer Note
                        will make such delivery
                        if such Note is sold
                        directly by the Company
                        to a purchaser (other
                        than the Agent).


Confirmation:           For each order to purchase a Bearer Note
                        solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth below, delivery and payment instructions and the language required by the U.S. Treasury Regulations.

Settlement:             Subject to Section 5 of the Agency
                        Agreement, the Closing Date with respect to any order to purchase Bearer Notes accepted by or on behalf of the Company will be the third day next succeeding the date of acceptance, or if such day is a day on which commercial banks in New York City or London or CEDEL or Euroclear are required or authorized to be closed, the next succeeding day on which commercial banks in New York City and London and
                        Euroclear and CEDEL are not required or
                        authorized to be closed (a "Business Day") unless otherwise agreed by the purchaser and the Company and shall be specified upon acceptance of such offer.

Details for Settlement: For each offer to purchase a Bearer Note that is accepted by or on behalf of the Company, the Agent will provide (unless provided by the purchaser directly to the Company) by telephone the following information to the
                        Company:

                        1.    Principal or face amount.

                        2.    Series.

                        3.    Stated Maturity.

                        4.    In the case of a Fixed Rate Book-
                              Entry Note, the interest rate and
                              reset, redemption, repayment and
                              extension provisions (if any) or, in
                              the case of a Floating Rate Book-
                              Entry Note, the Base Rate, Initial
                              Interest Rate (if known at such time)
                              Interest Reset Period, Interest Reset
                              Dates, Index Maturity, Spread and/or
                              Spread Multiplier (if any), Minimum
                              Interest Rate (if any), Maximum
                              Interest Rate (if any) and reset,
                              redemption, repayment and
                              extension provisions (if any).

                        5.    Interest Payment Dates and the
                              Interest Payment Period.

                        6.    Amortization provisions, if any.

                        7.    Settlement date and Issue Date, if
                              different.

                        8.    Specified currency.

                        9.    Denominated currency, Indexed
                              Currency, Base Exchange Rate, and
                              the Determination Date, if
                              applicable.

                        10.   Price.

                        11.   Agent's commission, determined as
                              provided in the Agency Agreement.

                        12.   Whether such
                              Book-Entry Note
                              is an OID Note
                              and, if so, the
                              total amount of
                              OID, the yield to
                              maturity and the
                              initial accrual
                              period OID.

                        13.   Any other terms necessary to
                              describe the Book-Entry Note.

                        14.   Agent's account number at CEDEL
                              or Euroclear.

                        The Agent will advise the Company and the Principal Paying Agent for such Bearer Note of the foregoing information (unless provided by the purchaser directly to the Company) for each offer to purchase a Bearer Note solicited by the Agent and accepted by the Company in time for the Principal Paying Agent for such Bearer Note to prepare and authenticate the temporary Global Security and deliver it at least one day prior to settlement to the Depositary in London. The Principal Paying Agent for such Bearer Note will instruct Euroclear or CEDEL, as the case may be, to credit such

                        Bearer Note to the distribution account of such Principal Paying Agent with Euroclear or CEDEL, as the case may be, for onward credit to the account of the Agent against payment. Concurrently therewith and in consideration thereof, the Agent for such Bearer Note will give instructions to Euroclear or CEDEL, as the case may be, to credit the account of the Principal Paying Agent for such Bearer Note against delivery of such Bearer Note with an amount equal to the initial public offering price of such Bearer Note, less the applicable commission determined as provided in Section 2 of the Agency Agreement. The Principal Paying Agent for such Bearer Note will remit all such funds received to the designated account of the Company. The Principal Paying Agent for such Bearer Note will notify the Agent of both the Euro-clear and CEDEL Reference Numbers for such Bearer Note and will notify the Listing Agent of the issuance of such Bearer Note. Before accepting any order to purchase a Bearer Note to be settled in less than three Business Days, the Company shall verify that the Principal Paying Agent for such Bearer Note will have adequate time to prepare and authenticate the temporary Global Security that will represent such Bearer Note.

                        The Agent will provide appropriate
                        documentation to the Principal Paying Agent for such Bearer Note, including the information necessary for the preparation and authentication of the temporary Global Security that will represent such Bearer Note. Prior to preparing such temporary Global Security for delivery (but in any case no later than 10:00 AM, London time, on the Business Day next preceding the Closing Date therefor), the Principal Paying Agent for such Bearer Note will confirm receipt of such instruction to the Agent by telephone.

Bearer Note             Upon receipt of appropriate documentation
Deliveries and Cash     and instructions with respect to the Bearer
Payment:                Notes constituting a Tranche, the Company
                        will cause the
                        Principal Paying Agent
                        for such Bearer Notes
                        to prepare and
                        authenticate a
                        temporary Global
                        Security representing
                        such Tranche and to
                        insert thereon (1) the
                        rank, (2) the principal
                        amount of such Tranche,
                        (3) the Original Issue
                        Date, (4) the Stated
                        Maturity, (5) the
                        interest rate (in the
                        case of a Fixed-Rate
                        Note) and redemption
                        and repayment
                        provisions (if any) or
                        the Base Rate, Initial
                        Interest Rate, Index
                        Maturity, Spread or
                        Spread Multiplier,
                        Minimum Interest Rate
                        and Maximum Interest
                        Rate (in the case of a
                        Floating Rate Note) and
                        redemption and
                        repayment provisions
                        (if any) and (6) any
                        other terms required to
                        be inserted thereon.

                        On the Closing Date,
                        the Principal Paying
                        Agent for the Bearer
                        Notes represented by
                        such Tranche will
                        credit such Bearer Note
                        to its distribution
                        account with CEDEL or
                        Euroclear and the Agent
                        will make payment to
                        such Principal Paying
                        Agent against delivery
                        of such Bearer Note,
                        through Euroclear or
                        CEDEL, as the case may
                        be, in immediately
                        available funds, in an
                        amount equal to the
                        issuance price of such
                        Bearer Note less the
                        Agent's commission. The
                        Principal Paying Agent
                        for such Bearer Note
                        will remit all such
                        funds received to the
                        designated account of
                        the Company.

                        Such payment shall be
                        made by the Agent only
                        upon prior receipt by
                        the Agent of
                        immediately available
                        funds from or on behalf
                        of the purchaser unless
                        the Agent decides, at
                        its option, to advance
                        its own funds for such
                        payment against
                        subsequent receipt of
                        funds from the
                        purchaser.

Failure to Settle:      If on the relevant Issue Date the Agent does
                        not pay the subscription price due from it in respect of any Note (the "Defaulted Note") and, as a result, the Defaulted Note remains in the distribution account of the Principal
                        Paying Agent for such Note with Euroclear or CEDEL after such Issue Date (rather than being credited to the Agent's account against payment), such Principal Paying Agent will continue to hold the Defaulted Note to the order of the Company.

                        If such Principal
                        Paying Agent pays an
                        amount (the "Advance")
                        to the Company on the
                        basis that a payment
                        (the "Payment") has
                        been, or will be,
                        received from the
                        relevant Agent and if
                        the Payment has not
                        been, or is not,
                        received by such
                        Principal Paying Agent
                        on the date such
                        Principal Paying Agent
                        pays the Company, the
                        Company shall upon
                        being requested to do
                        so repay to such
                        Principal Paying Agent
                        the Advance and shall
                        pay interest (on a 360
                        days basis) sufficient
                        to cover any overdraft
                        costs incurred by such
                        Principal Paying Agent,
                        as certified by such
                        Principal Paying Agent,
                        until the earlier of
                        repayment in full of
                        the Advance and receipt
                        in full by such
                        Principal Paying Agent
                        of the Payment.

                        If the Agent, at its
                        own option, has
                        advanced its own funds
                        for payment against
                        subsequent receipt of
                        funds from the
                        purchaser, and if the
                        purchaser shall fail to
                        make payment for the
                        Bearer Note on the
                        Closing Date therefor,
                        the Agent will promptly
                        notify the Principal
                        Paying Agent for such
                        Bearer Note, the
                        Depositary and the
                        Company by telephone,
                        promptly confirmed in
                        writing (but no later
                        than the next Business
                        Day). In such event the
                        Agent shall instruct
                        Euroclear or CEDEL, as
                        the case maybe, to
                        transfer such Defaulted
                        Note to the
                        distribution account of
                        the Principal Paying
                        Agent for such Bearer
                        Note who will
                        continue to hold the
                        Defaulted Note to the
                        order of the Company.
                        Upon (i) confirmation
                        from such Principal
                        Paying Agent in writing
                        (which may be by telex
                        or telecopy) that such
                        Principal Paying Agent
                        is holding the
                        Defaulted Note for the
                        account of the Company,
                        and (ii) confirmation
                        from the Agent in
                        writing (which may be
                        given by telex or
                        telecopy) that the
                        Agent has not received
                        payment from the
                        purchaser (the matters
                        referred to in clauses
                        (i) and (ii) are
                        referred to hereinafter
                        as the
                        "Confirmations"), the
                        Company will promptly
                        pay to the Agent an
                        amount in immediately
                        available funds equal
                        to the amount
                        previously paid by the
                        Agent in respect of
                        such Bearer Note. Such
                        payment will be made
                        not later than the
                        Business Day following
                        the date of receipt of
                        the Confirmations. The
                        Principal Paying Agent
                        for such Bearer Note
                        and the Depositary will
                        make such revisions to
                        the temporary Global
                        Security representing
                        such Bearer Note as are
                        necessary to reflect
                        the cancellation of
                        such portion of such
                        Global Security.

                        If a purchaser shall
                        fail to make payment
                        for such Bearer Note
                        for any reason other
                        than the failure of the
                        Agent to provide the
                        necessary information
                        to the Company as
                        described above for
                        settlement or to
                        provide a confirmation
                        to the purchaser within
                        a reasonable period of
                        time as described above
                        or otherwise to satisfy
                        its obligation
                        hereunder or in the
                        Agency Agreement, and
                        if the Agent shall have
                        otherwise complied with
                        its obligations
                        hereunder and in the
                        Agency Agreement, the
                        Company will reimburse
                        the Agent on an
                        equitable basis for its
                        loss of the use of
                        funds during the period
                        when they were credited
                        to the account of the
                        Company.

Principal Paying        Nothing herein shall be deemed to require
Agents Not to Risk      either Principal Paying Agent to risk or
Funds:                  expend its own funds in connection with any
                        payment to the Company,
                        or the Agent or the
                        purchaser, it being
                        understood by all
                        parties that payments
                        made by the Principal
                        Paying Agents to the
                        Company, or the Agent
                        or a purchaser shall be
                        made only to the extent
                        that funds are provided
                        to the Principal Paying
                        Agents for such
                        purpose.


Authenticity of         The Company will cause each Principal
Signatures:             Paying Agent to furnish the Agent from time
                        to time with the
                        specimen signatures of
                        each of such Principal
                        Paying Agent's
                        officers, employees or
                        agents who has been
                        authorized by such
                        Principal Paying Agent
                        to authenticate Bearer
                        Notes (including Global
                        Securities representing
                        Bearer Notes), but the
                        Agent will have no
                        obligation or liability
                        to the Company or to
                        either Principal Paying
                        Agent in respect of the
                        authenticity of the
                        signature of any
                        officer, employee or
                        agent of the Company or
                        either Principal Paying
                        Agent on any Bearer
                        Note.


Payment of Expenses:    The Agent shall forward to the Company, on
                        a monthly basis, a statement of the
                        out-of-pocket expenses incurred by the
                        Agent during that month that are
                        reimbursable to it pursuant to the terms of the Agency Agreement. The Company will remit payment to the Agent currently on a monthly basis.


Advertising Costs:      The Company will determine with the Agent
                        the amount of advertising that may be
                        appropriate in soliciting orders to purchase the Bearer Notes. Advertising expenses will be paid by the Company.

                                                         APPENDIX 1


                [FORM OF CERTIFICATION TO BE GIVEN
                BY THE EUROCLEAR OPERATOR OR CEDEL]

                           CERTIFICATION

                Salomon Smith Barney Holdings Inc.

                 Medium Term Notes, Series [H][I]

                           (the "Notes")

           This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Medium-Term Note Administrative Procedures attached to the Selling Agency Agreement relating to the Notes, as of the date hereof, _________ principal amount of the above-captioned Notes (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), which United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

           We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Note excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.


                         B-Appendix 1-1

           We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:  ______________, 199__1

                               Yours faithfully,

                               [MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK,
                                 Brussels office,
                                 as operator of the Euroclear
                               System]

                                            or

                               [CEDEL S.A.]

                               By

--------

1    [The earlier of the Exchange Date and the first
     Interest Payment Date on the applicable Notes.]


                         B-Appendix 1-2

                                                         APPENDIX 2


                [FORM OF CERTIFICATION TO BE GIVEN
            BY AN ACCOUNT HOLDER OF EUROCLEAR OR CEDEL]

                           CERTIFICATION

                Salomon Smith Barney Holdings Inc.

                 Medium Term Notes, Series [H][I]


           This is to certify that as of the date hereof, and except as set forth below, the above-captioned Notes (the "Notes") held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"),
(ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or
(b) United States person(s) who acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

           As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

           We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

           This certification excepts and does not relate to $______ of principal amount of the Notes as to which we are not able to certify and as to which we understand exchange and


                         B-Appendix 2-1
delivery of definitive Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

           We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: _________________, 19__
[To be dated no earlier than
the 10th day before the earlier
of the Exchange Date and the
first Interest Payment Date
on the Notes]

                               [Name of Account Holder]


                               By:_________________________
                                  (Authorized Signatory)

                                  Name:
                                  Title:



                         B-Appendix 2-2

EXHIBIT C

                      FORM OF TERMS AGREEMENT

Attention: Subject in all respects to the terms and conditions contained in the Global Selling Agency Agreement dated December 5, 1997 (the "Global Selling Agency Agreement"), among Salomon Brothers Inc, Smith Barney Inc., Salomon Brothers International Limited, Salomon Brothers Hong Kong Limited, Salomon Brothers Aktiengesellschaft and Salomon Smith Barney Holdings Inc., the undersigned agrees to purchase the following Notes of Salomon Smith Barney Holdings Inc.:

Principal Amount:                        Issue Price:
Purchaser:                               Original Issue Date:
Initial Interest Rate:                   Stated Maturity:
Reoffering Rate:
Reoffering Price:
  [ ]   Varying prices from time to time related to prevailing
        prices at the time of resale
  [ ]   Fixed price of __% of Principal Amount
Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)
Dual Currency Note: [ ] Yes (see attached) [ ] No
      Optional Payment Currency:
      Designated Exchange Rate:
Base Rate: [ ] CD Rate [ ] Commercial Paper Rate [ ] Federal Funds Rate
[ ] LIBOR Telerate [ ] LIBOR Reuters [ ] Treasury Rate
[ ] Treasury Rate Constant Maturity [ ] Prime Rate [ ] J. J. Kenny Rate
[ ] Eleventh District Cost of Funds Rate [ ] Other (see attached)
Interest Reset Period     Index Maturity:
or Interest Reset Dates:
Interest Payment Dates: Accrue to Pay: [ ] Yes  [ ] No
Indexed Principal Note: [ ] Yes (see attached) [ ] No
Floating Rate: [ ] Indexed Interest Rate: [ ] (see attached)
Spread Multiplier: Spread  (+/-):
Spread Reset [ ] The Spread or Spread Multiplier may not be
changed prior to Stated
         Maturity.
         [ ] The Spread or Spread Multiplier may be changed prior to Stated Maturity (see attached).
Optional Reset Dates (if applicable):
Maximum Interest Rate:    Minimum Interest Rate:
Inverse Floating Rate Note: [ ] Yes  (see attached) [ ] No

      Initial Fixed Interest Rate: Reset Fixed Reference Rate:

Floating Rate / Fixed Rate Note: [ ] Yes  (see attached) [ ] No

Amortizing Note: [ ] Yes [ ] No
      Amortization Schedule:

Optional Redemption: [ ] Yes [ ] No
      Optional Redemption Dates:
      Redemption Prices:
Bond Yield to Maturity:   Bond Yield to Call:
Optional Repayment: [ ] Yes [ ] No
      Optional Repayment Dates:           Optional Repayment Prices:
Optional Extension of Stated Maturity: [ ] Yes [ ] No
      Final Maturity:
Discount Note: [ ] Yes [ ] No
      Total Amount of OID: Yield to Maturity:
Renewable Note: [ ] Yes  (see attached) [ ] No
      Special Election Interval (if applicable):
      Amount (if less than entire principal amount) as to which election may be exercised:

Place of Delivery of Notes:
Method of Payment for the Notes:
Requirements for delivery, if any, of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent public accountants:
Other terms:

           The provisions of the Global Selling Agency Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

           Between the date of this Agreement and the Settlement Date with respect to this Agreement, you will not, without the undersigned's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Medium-Term Notes (other than (i) the Medium-Term Notes to be sold pursuant to this Agreement and
(ii) commercial paper issued in the ordinary course of business), except as may otherwise be provided herein.

Date:
      [Purchaser]

      By__________________________

Accepted:  SALOMON SMITH BARNEY HOLDINGS INC.

By_________________________

EXHIBIT D

          FORM OF AGENT ACCESSION CONFIRMATION - PROGRAM

To: [Name and address of new Agent]

[date]

Salomon Smith Barney Holdings Inc.
U.S. $11,710,346,786 Series H and Series I Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of December 5, 1997 (which agreement, as amended from time to time, is herein referred to as the "Agency Agreement") entered into in respect of the above Medium-Term Note Program and hereby acknowledge receipt of your Agent Accession Letter to us dated [ ].

In accordance with Section 2(c) of the Agency Agreement we hereby confirm that, with effect from the date hereof, you shall become a party to, and a[n] [U.S. Agent] [International Agent] [DM Agent] under, the Agency Agreement, vested with all the authority, rights and powers, and subject to all the duties and obligations of a[n] [U.S.] [International] [DM] Agent as if originally named as such under the Agency Agreement.

Yours faithfully,
SALOMON SMITH BARNEY HOLDINGS INC.

By:
Name:
Title:

cc:   Principal Paying Agents
      Trustees
      Existing Agents

EXHIBIT E

             FORM OF AGENT ACCESSION LETTER - PROGRAM

To:   Salomon Smith Barney Holdings, Inc
388 Greenwich Street
New York, New York 10013
[date]

Salomon Smith Barney Holdings Inc.
U.S. $11,710,346,786 Series H and Series I Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of December 5, 1997, entered into in respect of the above Medium-Term Note Program and made between Salomon Smith Barney Holdings Inc. (the "Company") and the Agents party thereto (which agreement, as amended from time to time, is herein referred to as the "Agency Agreement").

We confirm that we are in receipt of the documents referenced below (except to the extent we have waived delivery of such documents):
-  a copy of the Agency Agreement;
-  a copy of all documents referred to in Section 5 of the Agency Agreement; and
- a letter in a form approved by ourselves from each of the legal advisers referred to in Section 5 of the Agency
   Agreement addressed to ourselves and giving us the full benefit of the existing legal opinions as of the date of such existing legal opinions, and have found them to our satisfaction.

For the purposes of Section 9 of the Agency Agreement our notice details are as follows: (insert name, address, telephone, telcopy, telex and attention).

In consideration of the Company appointing us as a[n] [U.S.] [International] [DM] Agent under the Agency Agreement, we hereby undertake, for the benefit of the Company and each of the other Agents, that we will perform and comply with all the duties and obligations expressed to be assumed by a[n] [U.S.] [International] [DM] Agent under or pursuant to the Agency Agreement. We also undertake to deliver to The Depository Trust Company of New York such pricing letters as it may reasonably require from us in connection with the offer and sale of the Notes.

This letter is governed by, and shall be construed in accordance with, the laws of the State of New York.

Yours faithfully,

[Name of new Agent]

By:   _______________________
      Name:
      Title:
cc:        Principal Paying Agents
           Trustees
           Existing Agents

EXHIBIT F

         FORM OF AGENT ACCESSION CONFIRMATION - NOTE ISSUE

To:  [Name and address of new Agent]
      [date]

Salomon Smith Barney Holdings Inc.
U.S.$11,710,346,786 Series H and Series I Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of December 5, 1997 (which agreement, as amended from time to time, is herein referred to as the "Agency Agreement") entered into in respect of the above Medium-Term Note Program and hereby acknowledge receipt of your Agent Accession Letter to us dated [ ].

In accordance with Section 2(c) of the Agency Agreement we hereby confirm that, with effect from the date hereof solely in respect of the issue of [ ] Notes due [ ] (the "Issue"), you shall become a party to, and a[n] [U.S.] [International] [DM] Agent under, the Agency Agreement, vested with all the authority, rights and powers, and subject to all duties and obligations of a[n] [U.S.] [International] [DM] Agent in relation to the Issue as if originally named as such under the Agency Agreement.

Such appointment is limited to the Issue and is not for any other issue of Notes of the Company pursuant to the Agency Agreement and such appointment will terminate upon issue of the Notes comprising the Issue but without prejudice to any rights, duties or obligations which have arisen prior to such termination.

Yours faithfully,
SALOMON SMITH BARNEY HOLDINGS INC.

By:____________________________
     Name:
     Title:

cc:   Principal Paying Agents
      Trustees

EXHIBIT G

            FORM OF AGENT ACCESSION LETTER - NOTE ISSUE

Salomon Smith Barney Holdings Inc.
388 Greenwich Street
New York, New York  10013

Salomon Smith Barney Holdings Inc.
U.S.$11,710,346,786 Series Hand Series I
Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of December 5, 1997, entered into in respect of the above Medium-Term Note Program and made between the Company and the Agents party thereto (which agreement, as amended from time to time, is herein referred to as the "Global Selling Agency Agreement").

We confirm that we are in receipt of the documents referenced below (except to the extent that we have waived delivery of such documents):
-  a copy of the Agency Agreement; and
- a copy of all documents referred to in Section 5 of the Agency Agreement and have found them to our satisfaction

For the purposes of Section 9 of the Agency Agreement our notice details are as follows: (insert name, address, telephone, telecopy, telex and attention).

In consideration of the Company appointing us as a[n] [U.S.] [International] [DM] Agent solely in respect of the issue of [ ] Notes due [ ] (the "Issue") under the Agency Agreement, we hereby undertake, for the benefit of the Company and each of the other Agents, that in relation to the Issue we will perform and comply with all the duties and obligations expressed to be assumed by a[n] [U.S.] [International] [DM] Agent under or pursuant to the Agency Agreement.

We acknowledge that such appointment is limited to the Issue and is not for any other issue of Notes of the Company pursuant to the Agency Agreement and that such appointment will terminate upon issue of the Notes comprising the Issue but without prejudice to any rights, duties or obligations which have arisen prior to such termination.

This letter is governed by, and shall be construed in accordance with, the laws of the State of New York.

Yours faithfully,
[Name of new Agent]

By:_________________________
     Title:

cc:   Principal Paying Agents
      Trustees

EXHIBITS H-K



FORMS OF OPINIONS, CERTIFICATES AND COMFORT LETTERS